UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

4900 Sears Tower, Chicago, Illinois 60606-6303

(Address of principal executive offices) (Zip code)

Howard B. Surloff, Esq.	Copies to:
Goldman, Sachs & Co.	Jeffrey A. Dalke, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2005

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds INTERNATIONAL EQUITY FUNDS Semiannual Report February 28, 2005 Long-term capital growth potential through investments in equity markets located around the world.

Goldman Sachs International Equity Funds GOLDMAN SACHS EUROPEAN EQUITY FUND GOLDMAN SACHS INTERNATIONAL EQUITY FUND GOLDMAN SACHS JAPANESE EQUITY FUND GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND GOLDMAN SACHS EMERGING MARKETS EQUITY FUND GOLDMAN SACHS ASIA GROWTH FUND NOT FDIC-INSURED May Lose Value No Bank Guarantee

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS What Differentiates Goldman Sachs’ International Equity Investment Process? Goldman Sachs’ International Equity strategy is based on the belief that strong, consistent results are best achieved through expert stock selection performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify their best investment ideas. GOLDMAN SACHS’ INTERNATIONAL EQUITY INVESTMENT PROCESS 1 BOTTOM-UP STOCK SELECTION 2 DEDICATED PORTFOLIO MANAGEMENT 3 DISCIPLINED PORTFOLIO CONSTRUCTION 1 BOTTOM – UP STOCK SELECTION Fundamental research teams based in London,Tokyo, Singapore, New York and Tampa focus on long-term business and management quality Analysts collaborate regularly in global sector teams to leverage industry-specific research and insights Global perspective is informed by local market expertise 2 DEDICATED PORTFOLIO MANAGEMENT Team of experienced portfolio managers with sector expertise Team leverages the research of the 75+ regional investment professionals Decision making process is informed by active participation in the global research process 3 DISCIPLINED PORTFOLIO CONSTRUCTION Security selections are aligned with level of investment conviction Risk monitoring considers whether investment and other risks to the Portfolio are intended and justified Dedicated portfolio construction team assists in ongoing monitoring and adjustment of portfolios RESULT International equity portfolios that strive to offer: Access to markets across the world Disciplined approach to stock selection Optimal risk/return profiles 1

PORTFOLIO RESULTS European Equity Fund Dear Shareholder, This report provides a summary of the performance of the Goldman Sachs European Equity Fund for the six-month period that ended February 28, 2005. Performance Review Over the six-month period that ended February 28, 2005, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 22.63%, 22.21%, 22.25%, 22.98%, and 22.49%, respectively. These returns compare to the 24.32% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe Index (unhedged with dividends reinvested), over the same time period. While the Fund generated strong absolute returns during the last six months, it under-performed its benchmark. Weak stock selection within the Materials and Energy sectors offset strong performance from the Fund’s Health Care and Financials holdings. During the reporting period, the European equity markets were influenced by rising commodity prices and the falling U.S. dollar. While investors were concerned about oil prices, which reached record highs in October 2004, the equity markets rallied sharply following the conclusion of the U.S. Presidential election. The Bush victory also initially helped boost pharmaceutical stocks in both the U.S. and abroad. The industry’s gains were dramatically reversed later in November, however, when Merck withdrew one of its key drugs from the market, preceding a decline in the entire sector. The pharmaceutical sector has remained in the news since then, with close Food and Drug Administration (FDA) scrutiny and the withdrawal of additional drugs. Overall, corporate earnings reports dominated individual stock movements in January 2005. European stocks considerably outperformed their U.S. peers as earnings expectations between the two regions began to diverge. Equities performed well in February, with strong earnings, healthy cash flows, sizable dividend increases, share buyback programs, and merger and acquisition activity driving the markets. However, commodity prices increased yet again. At the stock specific level, Anglo Irish Bank Corp. PLC, a fast-growing lender to small- and medium-sized enterprises (SME), was the top contributor to the Fund’s performance over the period on the back of strength in the UK real estate market and the Irish SME sector, its core markets. Its shares rallied when the company reported a significant rise in fiscal second-half 2004 profits, largely driven by increased business lending. An underweight position in AstraZeneca PLC (UK), a global pharmaceutical company, also significantly contributed to relative results. The company’s shares fell after rival pharmaceutical company Merck’s withdrawal of Vioxx from the market prompted a sell-off within the pharmaceutical sector. In addition, the FDA subsequently recommended that the safety of AstraZeneca’s cholesterol-reducing drug, Crestor, be scrutinized further. AstraZeneca’s shares later declined again when a study revealed that its lung cancer drug Iressa does not prolong life. 2

PORTFOLIO RESULTS Conversely, an overweight position in Novartis AG, the world’s fifth-largest pharmaceutical company, detracted from performance. Its shares fell in concert with the pharmaceutical sector in general. In addition, the issues surrounding the withdrawal of Vioxx raised doubts over whether Prexige, which is currently under development by Novartis, will be approved for use by the FDA. PSA Peugeot Citroen, the French automobile manufacturer, also hurt performance as slowing economic growth and rising unemployment in Western Europe resulted in weak October 2004 car sales. In addition, rising interest rates and the resultant higher cost of borrowing in the UK held back consumer spending. The company also suffered during its model changeover period as customers awaited the release of the new Citroen C4 and Peugeot 1007. Portfolio Composition We believe that outperformance is generated by a long-term focus on quality companies with sound management teams that trade at attractive valuations. We define quality companies as those that offer a powerful and enduring business franchise, favorable long-term prospects, and an attractive business model. We define quality management teams as those having strong track records, incentives aligned with shareholders, strategic vision, and rational capital allocations. We believe that such businesses make the best investments when we can buy them at an attractive valuation level. During the reporting period, the Fund was overweight in the Consumer Discretionary, Financials, and Health Care sectors and underweight in the Utilities, Energy and Industrials sectors. Portfolio Highlights During the reporting period, there were a number of holdings that enhanced results, including the following: Deutsche Boerse AG — Deutsche Boerse, Europe’s biggest stock exchange by market value in Germany, contributed to performance over the period. Its shares rose significantly after the company beat analysts’ forecasts for third-quarter 2004 profit in a difficult environment and provided positive guidance for 2005. The market also reacted positively to a turnaround in trading volumes in the latter months of 2004. This helped to mitigate a protracted period of lower returns that started in late Spring. Investors were initially worried that Deutsche Boerse would overpay for its proposed acquisition of the London Stock Exchange. However, these concerns diminished when Deutsche Boerse received a vote of confidence from one of its largest investors regarding the takeover attempt. 3

PORTFOLIO RESULTS Wolseley PLC — Wolseley, a building-materials distributor with operations in the U.S. and the UK, contributed to performance. Its shares performed well after the company released strong first-half results. Credit Suisse Group — Credit Suisse, a global financial services group, also enhanced results. We took advantage of price weakness in October 2004 to add to the Fund’s overweight position. Credit Suisse’s shares rose steadily from November 2004 through February 2005 after it reported strong third-quarter earnings. The firm performed well on the back of higher net income and good performance by the group’s investment banking, retail banking, and insurance businesses. We thank you for your investment and look forward to your continued confidence. Goldman Sachs European Equity Investment Team London, March 18, 2005 4

FUND BASICS

European Equity Fund

as of February 28, 2005

Assets Under Management

$32.4 Million

Number of Holdings

46

NASDAQ SYMBOLS

Class A Shares

GSEAX

Class B Shares

GSUBX

Class C Shares

GSUCX

Institutional Shares

GSEIX

Service Shares

GEESX

PERFORMANCE REVIEW

September 1, 2004–February 28, 2005	Fund Total Return (based on NAV)[1]	MSCI Europe Index (unhedged)[2]
Class A	22.63%	24.32%
Class B	22.21	24.32
Class C	22.25	24.32
Institutional	22.98	24.32
Service	22.49	24.32

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The MSCI Europe Index (unhedged, with dividends reinvested) is an unmanaged index of common stock prices. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/04	Class A	Class B	Class C	Institutional	Service
One Year	12.22%	13.04%	16.99%	19.41%	18.71%
Five Years	-1.16	-0.99	-0.60	0.56	0.11
Since inception (10/1/98)	5.38	5.78	5.79	6.99	6.50

[3] The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 2/28/05[4]

Holding	% of Net Assets	Line of Business
Total SA	5.1%	Energy
Vodafone Group PLC	4.8	Telecommunication Services
GlaxoSmithKline PLC	4.1	Pharmaceuticals & Biotechnology
Royal Bank of Scotland Group PLC	3.9	Banks
Novartis AG	3.8	Pharmaceuticals & Biotechnology
Shell Transport & Trading Co. PLC	3.4	Energy
ING Groep NV	3.1	Diversified Financials
Schneider Electric SA	2.7	Capital Goods
Prudential PLC	2.7	Insurance
HSBC Holdings PLC	2.5	Banks

[4] The top 10 holdings may not be representative of the Fund's future investments.

5

PORTFOLIO RESULTS International Equity Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs International Equity Fund during the six-month reporting period that ended February 28, 2005. Performance Review Over the six-month period that ended February 28, 2005, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 21.60%, 21.15%, 21.15%, 21.86%, and 21.59%, respectively. These returns compare to the 21.28% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE) (unhedged with dividends reinvested), over the same time period. During the reporting period, the Fund generated positive results and performed in line with its benchmark. Strong stock selection in the Consumer Discretionary sector contributed to results while weak stock selection in the Energy and Materials sectors detracted from performance. From a stock specific standpoint, an overweight position in Ricoh Co. Ltd., a leading global manufacturer of office automation equipment in Japan, was a large detractor from performance. Ricoh’s shares weakened after reporting a downward revision to full-term operating profit guidance. This was due to a strategic decision to spend incremental money on marketing and research and development. In addition, the firm made a write-down — a downward adjustment in the accounting value of an asset — associated with pulling out of its troubled optical disk business. The release of disappointing holiday sales figures also negatively impacted the digital camera industry. We continue to hold Ricoh in the portfolio given its strong presence in the color-copier business. Another example of a stock that hurt performance was PSA Peugeot Citroen, the French automobile manufacturer. Its shares underperformed as slowing economic growth and rising unemployment in Western Europe contributed to weak car sales. Furthermore, the company is currently in a model changeover period, as customers await the release of the new Citroen C4 and Peugeot 1007. However, the stock began to recover in December 2004 as a result of an increase in Peugeot’s November car sales. We maintain the Fund’s overweight position as we feel that the stock remains attractively valued. Portfolio Composition Throughout the period, we continued to focus on high quality companies that have strong franchises and excellent management teams. We believe these types of organizations have the potential to perform well across the market cycle. Stock selection has led to overweight positions in the Financials and Consumer Discretionary sectors and underweight positions in the Energy, Utilities, Materials and Health Care sectors. 6

PORTFOLIO RESULTS Portfolio Highlights During the reporting period there were a number of holdings that enhanced results, including the following: Deutsche Boerse AG — Deutsche Boerse, Europe’s biggest stock exchange by market value in Germany, contributed to performance over the period. Its shares rose significantly after the company beat analysts’ forecasts for third-quarter 2004 profit in a difficult environment and provided positive guidance for 2005. The market also reacted positively to a turnaround in trading volumes in the latter months of 2004. This helped to mitigate a protracted period of lower returns that started in late Spring. Investors were initially worried that Deutsche Boerse would overpay for its proposed acquisition of the London Stock Exchange. However, these concerns diminished when Deutsche Boerse received a vote of confidence from one of its largest investors regarding the takeover attempt. Esprit Holdings Ltd. — Esprit, the Hong-Kong based clothing manufacturer, outperformed as the company announced better-than-expected earnings in 2004. Esprit demonstrated robust growth in the German market and began to show signs, later in the year, of penetration in the U.S. market. The company also unveiled positive results for the first half of its financial year, driven by rising sales of apparel and accessories in Europe and Asia. Skandia Forsakrings AB — Skandia, an asset manager and life insurer in Sweden, boosted returns over the period. The stock initially came under pressure in October 2004 amid concerns that New York Attorney General Eliot Spitzer would take legal action against its former subsidiary, American Skandia, for which Skandia retains certain liability. The stock rebounded in December as Mr. Spitzer reached an agreement with the main insurance brokers, limiting the potential financial impact of the industry probe. We thank you for your investment and look forward to your continued confidence. Goldman Sachs London Active Equity Team London, March 18, 2005 7

FUND BASICS

International Equity Fund

as of February 28, 2005

Assets Under Management

$447.4 Million

Number of Holdings

56

NASDAQ SYMBOLS

Class A Shares

GSIFX

Class B Shares

GSEBX

Class C Shares

GSICX

Institutional Shares

GSIEX

Service Shares

GSISX

PERFORMANCE REVIEW

September 1, 2004–February 28, 2005	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (unhedged)[2]
Class A	21.60%	21.28%
Class B	21.15	21.28
Class C	21.15	21.28
Institutional	21.86	21.28
Service	21.59	21.28

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The MSCI EAFE Index (unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/04	Class A	Class B	Class C	Institutional	Service
One Year	6.90%	7.29%	11.29%	13.66%	13.07%
Five Years	-5.08	-4.89	-4.51	-3.41	-3.88
Ten Years	5.79	N/A	N/A	N/A	6.50[4]
Since Inception	5.87 (12/1/92)	3.42 (5/1/96)	1.40 (8/15/97)	5.45 (2/7/96)	6.47[4] (12/1/92)

[3] The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

[4] Performance data for Service Shares prior to 3/6/96 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the International Equity Fund reflects the expenses applicable to the Fund's Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 2/28/05[5]

Holding	% of Net Assets	Line of Business
Vodafone Group PLC	4.6%	Telecommunication Services
Nestle SA	3.8	Food Beverage & Tobacco
Total SA	3.7	Energy
GlaxoSmithKline PLC	3.3	Pharmaceuticals & Biotechnology
Novartis AG	3.0	Pharmaceuticals & Biotechnology
WPP Group PLC	2.9	Media
Hyundai Motor Co. Ltd. GDR	2.8	Automobiles & Components
Banco Bilbao Vizcaya Argentaria SA	2.8	Banks
Espirit Holdings Ltd.	2.7	Retailing
Schneider Electric SA	2.6	Capital Goods

[5] The top 10 holdings may not be representative of the Fund's future investments.

8

PORTFOLIO RESULTS Japanese Equity Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Japanese Equity Fund during the six-month reporting period that ended February 28, 2005. Performance Review Over the six-month period that ended February 28, 2005, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 5.92%, 5.52%, 5.53%, 6.07% and 5.83%, respectively. These returns compare to the 10.21% cumulative total return of the Fund’s benchmark, the Tokyo Price Index (TOPIX) (unhedged with dividends reinvested), over the same time period. While the Fund generated positive absolute returns during the reporting period, it lagged its benchmark on a relative basis. The market continued to favor inexpensive and less profitable companies while we prefer to invest in more established and profitable companies. During the reporting period, the Japanese equity market was generally strong, although quite volatile. Improved corporate earnings, coupled with reasonable valuation levels, supported the market. During the first half of the reporting period, the country’s economy weakened and investors were concerned about the slowdown and how it could affect corporate profits. However, toward the end of the period, strong macro statistics, such as industrial production and machinery orders, were released and the market sentiment of the Japanese economy improved. This, in turn, supported stock prices. Overall, our stock selection hurt relative results during the period. Although the Fund’s Precision Instrument and miscellaneous Finance stocks enhanced results, stock selection in Banks and Wholesale Trade more than offset those positive results. In Banks, the Fund did not hold positions in Mizuho Financial Group and UFJ. This hurt returns as both companies performed well over the period. The Fund’s overweight in Sumitomo Mitsui Financial Group and Mitsubishi Tokyo Financial Group, Inc. was also a negative contributor to results, as their shares performed poorly. In the Wholesale Trade industry, the portfolio’s holdings in Net One Systems Co. Ltd. and DAIICHIKOSHO Co. Ltd. detracted from results, as they underperformed on the back of downward earnings revisions. Sector Allocation In managing the Fund, we seek to generate above-average returns over time through careful bottom-up stock selection based on extensive, firsthand fundamental research and a long-term investment horizon. Given this process, the Fund’s sector weightings are the bi-product of individual stock holdings rather than sector-based decisions. As of February 28, 2005, the Fund held overweight positions in the Chemicals, Precision Instruments and Retail Trade industries. Conversely, it had underweights in the Bank sector and the construction industry. 9

PORTFOLIO RESULTS Portfolio Highlights While the Fund underperformed its benchmark during the reporting period, there were a number of holdings that enhanced results, including the following: TERUMO Corp. — TERUMO is a comprehensive manufacturer of medical equipment, including disposable supplies such as syringes. The firm has a particular emphasis on more sophisticated products, such as catheter systems and artificial organs. Its stock performed well due to stronger-than-expected results during the fourth quarter of 2004. Shimadzu Corp. — Shimadzu is a major precision equipment manufacturer. Its stock appreciated on the back of record high earnings. YOKOGAWA ELECTRIC Corp. — YOKOGAWA ELECTRIC is the world’s second largest manufacturer of industrial instruments after Honeywell. It enhanced Fund results as the firm generated record high earnings during its fiscal year. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Japanese Equity Team Tokyo, March 18, 2005 10

FUND BASICS

Japanese Equity Fund

as of February 28, 2005

Assets Under Management

$54.8 Million

Number of Holdings

73

NASDAQ SYMBOLS

Class A Shares

GSJAX

Class B Shares

GSJBX

Class C Shares

GSJCX

Institutional Shares

GSJIX

Service Shares

GSJSX

PERFORMANCE REVIEW

September 1, 2004–February 28, 2005	Fund Total Return (based on NAV)[1]	TOPIX (unhedged)[2]
Class A	5.92%	10.21%
Class B	5.52	10.21
Class C	5.53	10.21
Institutional	6.07	10.21
Service	5.83	10.21

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The TOPIX (unhedged, with dividends reinvested) is an unmanaged composite of all stocks on the first section of the Tokyo Stock Exchange. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/04	Class A	Class B	Class C	Institutional	Service
One Year	2.44%	2.60%	6.74%	9.02%	8.69%
Five Years	-11.46	-11.30	-10.94	-9.92	-10.22
Since inception (5/1/98)	0.94	1.26	1.28	2.39	1.98

[3] The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 2/28/05[4]

Holding	% of Net Assets	Line of Business
Toyota Motor Corp.	3.3%	Transportation Equipment
NITTO DENKO Corp.	3.1	Chemicals
Ricoh Co. Ltd.	3.0	Electric Appliances
Takeda Chemical Industries Ltd.	2.9	Pharmaceutical
Sumitomo Mitsui Financial Group, Inc.	2.6	Banks
Shin-Etsu Chemical Co. Ltd.	2.4	Chemicals
DENSO Corp.	2.4	Transportation Equipment
ORIX Corp.	2.3	Other Financing Business
The Nomura Securities Co. Ltd.	2.3	Securities
Mitsubishi Tokyo Financial Group, Inc.	2.3	Banks

[4] The top 10 holdings may not be representative of the Fund's future investments.

11

PORTFOLIO RESULTS International Growth Opportunities Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs International Growth Opportunities Fund during the six-month reporting period that ended February 28, 2005. Performance Review Over the six-month period that ended February 28, 2005, the Fund’s Class A, B, C, Institutional, and Service Shares produced cumulative total returns, without sales charges, of 30.10%, 29.55%, 29.57%, 30.42%, and 30.03%, respectively. These returns compare to the 26.81% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Small Cap Index (unhedged with dividends reinvested), over the same time period. During the reporting period, the Fund generated strong absolute returns and it outperformed its benchmark. In particular, the Fund’s holdings in Industrials and Consumer Discretionary stocks significantly enhanced results. First Calgary Petroleums Ltd., a UK-based oil and gas exploration company, continued to perform well as it announced further successful drilling and testing in Algeria. The company is currently conducting an auction for this property. Conversely, DAIICHIKOSHO Co. Ltd., a karaoke equipment company, was one of the largest detractors from performance. Its shares were weak on the back of the market’s reaction to the company’s disappointing business performance in karaoke cabin operation services and concerns over its market share. In addition, TOHOKUSHINSHA Film Corp., a television commercial film producer and a foreign film distributor, hurt performance during the period. The company suffered from a slowdown in corporate advertisement spending. We continue to hold the stock in the portfolio given what we believe to be the company’s favorable earnings growth, reasonable valuation, and liquidity. Portfolio Composition We maintain our focus on individual security selection rather than taking large sector and country under- or overweight positions. In addition, we strive to own quality businesses with enduring franchises and exceptional management that have the potential to perform well in a variety of markets. During the period, the Fund was overweight in the Industrials and Consumer Discretionary sectors and underweight in the Financials and Materials sectors. Portfolio Highlights During the reporting period, there were a number of holdings that enhanced results, including the following: Pfleiderer AG — Pfleiderer, a German manufacturing company that supplies chipboards to furniture manufacturers, contributed positively to performance. The shares outperformed on the back of the announcement of strong earnings and the purchase of a medium-density 12

PORTFOLIO RESULTS fiberboard plant in Germany. The company also announced the reduction of its own capacity in the over-supplied particle board market, while its primary U.S. competitor has gone into insolvency. Heijmans NV — Heijmans, a Dutch construction and property development company, enhanced results over the period. Heijmans has a particularly strong focus on residential construction and has one of the most robust land inventories in the industry. We believe these assets and the company’s ability to generate consistent cash flows make Heijmans an attractive company to own. PT Bank Rakyat Indonesia — PT Bank Rakyat Indonesia, a specialist in micro-financing in Indonesia, was another strong contributor to performance. Its shares rose due to some of its government initiatives, which include enhanced domestic security. We thank you for your investment and look forward to your continued confidence. Goldman Sachs International Small Cap Equity Investment Team London, March 18, 2005 13

FUND BASICS

International Growth Opportunities Fund

as of February 28, 2005

Assets Under Management

$112.6 Million

Number of Holdings

117

NASDAQ SYMBOLS

Class A Shares

GISAX

Class B Shares

GISBX

Class C Shares

GISCX

Institutional Shares

GISIX

Service Shares

GISSX

PERFORMANCE REVIEW

September 1, 2004–February 28, 2005	Fund Total Return (based on NAV)[1]	MSCI EAFE Small Cap Index (unhedged)[2]
Class A	30.10%	26.81%
Class B	29.55	26.81
Class C	29.57	26.81
Institutional	30.42	26.81
Service	30.03	26.81

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The MSCI EAFE Small Cap Index (unhedged, with dividends reinvested) includes approximately 1,000 securities from 21 developed markets with a capitalization range between $200 million and $1.5 billion and a general regional allocation of 55% Europe, 31% Japan and 14% Australasia. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/04	Class A	Class B	Class C	Institutional	Service
One Year	24.14%	25.50%	29.51%	32.08%	31.34%
Five Years	-0.07	0.12	0.50	1.67	1.19
Since inception (5/1/98)	6.57	6.96	6.93	8.14	7.59

[3] **The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.**

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 2/28/05[4]

Holding	% of Net Assets	Line of Business
Heijmans NV	2.0%	Capital Goods
Pfleiderer AG	1.9	Capital Goods
Gaming VC Holdings SA	1.7	Hotels, Restaurants & Leisure
PT Bank Rakyat Indonesia	1.6	Banks
Mowlem PLC	1.6	Capital Goods
Cybernet Systems Co. Ltd.	1.5	Software & Services
Augean PLC	1.4	Diversified Financials
TAKAMATSU Corp.	1.4	Capital Goods
HIT Entertainment PLC	1.4	Media
Techtronic Industries Co. Ltd.	1.4	Consumer Durables & Apparel

[4] The top 10 holdings may not be representative of the Fund's future investments.

14

PORTFOLIO RESULTS Emerging Markets Equity Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Emerging Markets Equity Fund during the six-month reporting period that ended February 28, 2005. Performance Review Over the six-month period that ended February 28, 2005, the Fund’s Class A, B, C, Institutional, and Service Shares generated cumulative total returns, without sales charges, of 38.96%, 38.53%, 38.45%, 39.20%, and 38.86%, respectively. These returns compare to the 35.36% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index (with dividends reinvested), over the same time period. During the period, the Fund participated in a rally in emerging market equity stocks and outperformed its benchmark. Leading contributors to relative performance included Grupo Financiero Banorte SA de CV, Caemi Mineracaeo E Metalurgica SA, and Garanti Bank, while large detractors included Harmony Gold Mining Co. and Huaneng Power. We subsequently eliminated the Fund’s holding in Huaneng Power as the outlook for its earnings has declined. The portfolio’s overweight in Financials contributed to performance during the period, while underweights in Utilities and Materials detracted from performance. Harmony Gold Mining, a South African gold mining company and one of the world’s top five gold producers, hurt results during the period, as the market reacted negatively to Harmony’s escalating attempts at a hostile takeover bid for Gold Fields Limited, the world’s fifth largest gold company. We trimmed the Fund’s position in November to reduce exposure and control risk. The Fund’s position in Huaneng Power, a Chinese coal-fired power plant operator, also detracted from performance. Its shares declined in October 2004 as investors were concerned over weakness in Chinese demand and Huaneng’s increased costs due to higher coal prices. We subsequently eliminated the Fund’s holding in Huaneng Power as the outlook for its earnings has declined due to rising margin costs and little tariff action from the Chinese government. Regional Allocation On a regional basis, the top contributor to the Fund’s performance during the period was Latin America. In particular, strong stock selection in Mexico and Brazil enhanced results, as overweight positions in Urbi, Desarrolos Urbanos SA de CV, a residential building company, and Grupo Financiero Banorte, a key mortgage lender to the middle-income customer segment, allowed the Fund to benefit from growth in the Mexican mortgage market. An overall underweight in Emerging Asia also made a significant contribution to performance. Performance was particularly driven by our underweight positions in Malaysia and China. Strong stock selection in India also boosted results. In India, the top contributors to performance were banks, which have benefited from increasing demand for consumer loans and improving asset quality. 15

PORTFOLIO RESULTS Portfolio Highlights During the reporting period, there were a number of holdings that enhanced results, including the following: Caemi Mineracao E Metalurgica SA — Caemi, a Brazilian industrial mining company, was a leading contributor to results during the period. It performed well due to strength in Chinese demand and robust iron ore prices. Additionally, demand for shares of Caemi increased heavily in the third quarter 2004. We maintain the Fund’s overweight position in Caemi. Denizbank A.S. — Denizbank, a leading Turkish bank, contributed positively to performance. After three years of suppressed consumer demand, retail lending in Turkey has increased and is continuing to grow at a very fast pace in 2005. We continue to overweight the stock. Urbi, Desarrollos Urbanos SA de CV — Urbi, Mexico’s leading housing developer specializing in the low-income market, boosted returns over the period. The company continues to benefit from the housing boom in Mexico that has persisted since President Vincente Fox announced plans several years ago to double the number of home loans in Mexico. Shares also strengthened on news that the stock would be added to Mexico’s Bolsa Index. We remain overweight the position. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Emerging Markets Equity Investment Team New York, London and Singapore March 18, 2005 16

FUND BASICS

Emerging Markets Equity Fund

as of February 28, 2005

Assets Under Management

$125.9 Million

Number of Holdings

67

NASDAQ SYMBOLS

Class A Shares

GEMAX

Class B Shares

GEKBX

Class C Shares

GEMCX

Institutional Shares

GEMIX

Service Shares

GEMSX

PERFORMANCE REVIEW

September 1, 2004–February 28, 2005	Fund Total Return (based on NAV)[1]	MSCI EMF Index[2]
Class A	38.96%	35.36%
Class B	38.53	35.36
Class C	38.45	35.36
Institutional	39.20	35.36
Service	38.86	35.36

[1] The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund's performance reflects the reinvestment of dividends and other distributions. The Fund's performance does not reflect the deduction of any applicable sales charges.

[2] The MSCI Emerging Markets Free Index (with dividends reinvested) is an unmanaged market capitalization-weighted composite of securities in over 30 emerging market countries. "Free" indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any deduction for fees, expenses or taxes.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/04	Class A	Class B	Class C	Institutional	Service
One Year	18.28%	19.58%	23.32%	25.82%	25.22%
Five Years	2.14	2.44	2.71	3.93	3.60
Since Inception (12/15/97)	4.36	4.71	4.69	5.89	5.08

[3] **The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.**

Total return figures in the above charts represent past performance and do not guarantee future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 COMPANY HOLDINGS AS OF 2/28/05[4]

Holding	% of Net Assets	Line of Business
Samsung Electronics Co. Ltd.	4.8%	Semiconductors & Semiconductor Equipment
iShares MSCI Emerging Markets Index	3.9	Exchange Traded Funds
Taiwan Semiconductor	3.6	Semiconductors & Semiconductor Equipment
Petroleo Brasileiro SA ADR	3.4	Energy
LUKOIL ADR	3.4	Energy
Kookmin Bank	3.2	Banks
America Movil de CV ADR	2.7	Telecommunication Services
Hana Bank	2.3	Banks
Banco Bradesco SA ADR	2.3	Banks
Companhia de Bebidas das Americas ADR	2.2	Food Beverage & Tobacco

[4] The top 10 holdings may not be representative of the Fund's future investments.

17

PORTFOLIO RESULTS Asia Growth Fund Dear Shareholder, This report provides an overview on the performance of the Goldman Sachs Asia Growth Fund during the six-month reporting period that ended February 28, 2005. Performance Review Over the six-month period that ended February 28, 2005, the Fund’s Class A, B, C, and Institutional Shares generated cumulative total returns, without sales charges, of 25.09%, 24.65%, 24.60%, and 25.29%, respectively. These returns compare to the 23.46% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Free ex-Japan Index (unhedged), over the same time period. The Asian equity markets generated strong results during the reporting period. An easing in oil prices toward the end of 2004 boosted the equity markets and the steadily weakening U.S. dollar led to increased fund flows into Asia in order to seek gains from regional currency appreciation. The Fund outperformed its benchmark during the reporting period due to positive stock selection. In particular, overweight positions in Indonesian and Indian Banks were beneficial, as were the positions in Hong Kong Consumer Discretionary stocks. Conversely, underweight positions in Energy, Materials and Industrials detracted from results as stocks in these sectors continued to perform strongly. Portfolio Composition As of February 28, 2005, the Fund was overweight in Hong Kong and Indonesia and underweight in India, Singapore, Thailand, China and Malaysia. The Fund held neutral positions in Taiwan and Korea. Portfolio Highlights The following stocks in the Fund were noteworthy contributors to outperformance during the period: PT Bank Rakyat Indonesia — PT Bank Rakyat Indonesia (BRI) specializes in the finance business in Indonesia, targeting the rural community and dispensing small loans to individuals and small businesses. We like the company as it focuses on the rural population. Techtronic Industries Co. Ltd. — Techtronic is a manufacturer of power tools, outdoor equipment, and floor care appliances. We like the company because of its transformation from developing items for other companies to introducing its own brand. Techtronic performed well due to its market share gains in the U.S. power tool segment. In addition, it has made several acquisitions that helped to expand its product range and geographic distribution. 18

PORTFOLIO RESULTS Esprit Holdings Ltd. — Esprit, the Hong-Kong based clothing manufacturer, outperformed as the company announced better-than-expected earnings in 2004. Esprit demonstrated robust growth in the German market and began to show signs, later in the year, of penetration in the U.S. market. The company also unveiled positive results for the first half of its financial year, driven by rising sales of apparel and accessories in Europe and Asia. We thank you for your investment and look forward to your continued confidence. Goldman Sachs Asia Equity Investment Team Singapore, March 18, 2005 19

FUND BASICS Asia Growth Fund as of February 28, 2005 Assets Under Management $86.6 Million Number of Holdings 73 NASDAQ SYMBOLS Class A Shares GSAGX Class B Shares GSABX Class C Shares GSACX Institutional Shares GSAIX PERFORMANCE REVIEW Fund Total Return MSCI AC Asia Free ex-Japan September 1, 2004–February 28, 2005 (based on NAV)1 Index (unhedged)2 Class A 25.09% 23.46% Class B 24.65 23.46 Class C 24.60 23.46 Institutional 25.29 23.46 1 The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding.The Fund’s performance reflects the reinvestment of dividends and other distributions.The Fund’s performance does not reflect the deduction of any applicable sales charges. 2 The unmanaged MSCI All Country Asia Free ex-Japan Index (unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 11 Asian countries.“Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners.The Index figures do not reflect any deduction for fees, expenses or taxes. STANDARDIZED TOTAL RETURNS3 For the period ended 12/31/04 Class A Class B Class C Institutional One Year 9.47% 10.05% 14.07% 16.34% Five Years -1.99 -1.77 -1.41 -0.15 Ten Years -1.87 N/A N/A N/A Since Inception -1.53 -4.24 -3.80 -2.54 (7/8/94) (5/1/96) (8/15/97) (2/2/96) 3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end.They assume reinvestment of all distributions at NAV.These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less.The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted. Total return figures in the above charts represent past performance and do not guarantee future results, which will vary.The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.gs.com/funds to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. TOP 10 COMPANY HOLDINGS AS OF 2/28/054 Holding % of Net Assets Line of Business Samsung Electronics Co. Ltd. 8.6% Electrical & Electronic Kookmin Bank 3.7 Banking Taiwan Semiconductor. 3.6 Electrical & Electronic Hana Bank 3.4 Banking ICICI Bank Ltd. 3.0 Banking Techtronic Industries Co. Ltd. 2.9 Electrical & Electronic Esprit Holdings Ltd. 2.8 Apparel & Other Finished Goods Hyundai Motor Co. Ltd. 2.7 Automotive Repair Service Hyundai Mobis 2.4 Automotive Repair Service Infosys Technologies Ltd. 2.3 Communication 4 The top 10 holdings may not be representative of the Fund’s future investments. 20

GOLDMAN SACHS EUROPEAN EQUITY FUND

Statement of Investments

February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 95.5%

France – 24.4%
3,337	Air Liquide SA* (Materials)	$599,745
13,362	Cap Gemini SA* (Software & Services)	499,427
27,333	Credit Agricole SA* (Banks)	810,831
24,685	France Telecom SA (Telecommunication Services)	745,576
9,077	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	672,177
18,799	PagesJaunes SA* (Media)	475,937
11,600	PSA Peugeot Citroen* (Automobiles & Components)	759,943
10,131	Sanofi-Aventis (Pharmaceuticals & Biotechnology)	809,006
11,044	Schneider Electric SA* (Capital Goods)	881,500
6,985	Total SA (Energy)	1,663,237

		7,917,379

Germany – 3.3%
6,611	Deutsche Boerse AG* (Diversified Financials)	492,832
3,607	SAP AG (Software & Services)	589,014

		1,081,846

Greece – 0.6%
10,210	Hellenic Telecommunications Organization SA (OTE)
	(Telecommunication Services)	197,286

Ireland – 3.9%
19,013	Anglo Irish Bank Corp. PLC (Banks)	501,917
26,795	CRH PLC (Capital Goods)	754,729

		1,256,646

Italy – 1.6%
104,413	Banca Intesa SpA (Banks)	511,255

Netherlands – 6.8%
32,349	ING Groep NV (Diversified Financials)	995,038
18,413	Koninklijke (Royal) Philips Electronics NV (Consumer
	Durables & Apparel)	510,971
21,888	VNU NV (Media)	685,612

		2,191,621

Norway – 1.7%
61,101	Telenor ASA (Telecommunication Services)	563,243

Spain – 4.2%
47,191	Banco Santander Central Hispano SA (Banks)	$583,748
41,543	Telefonica SA (Telecommunication Services)	764,877

		1,348,625

Sweden – 3.4%
124,730	Skandia Forsakrings AB(a) (Insurance)	667,854
146,712	Telefonaktiebolaget LM Ericsson Series B* (Technology Hardware & Equipment)	431,499

		1,099,353

Switzerland – 9.3%
16,147	Credit Suisse Group* (Diversified Financials)	704,249
1,698	Nestle SA (Food Beverage & Tobacco)	472,233
24,453	Novartis AG (Pharmaceuticals & Biotechnology)	1,225,442
3,359	Zurich Financial Services AG (Insurance)	619,388

		3,021,312

United Kingdom – 36.3%
8,027	AstraZeneca PLC (Pharmaceuticals & Biotechnology)	318,043
10,043	Carnival PLC (Hotels, Restaurants & Leisure)	577,734
55,123	GlaxoSmithKline PLC (Pharmaceuticals & Biotechnology)	1,318,728
48,659	HSBC Holdings PLC (Banks)	812,569
22,059	Man Group PLC (Diversified Financials)	571,802
67,658	Marks & Spencer Group PLC (Retailing)	455,971
4,756	Northern Rock PLC (Banks)	71,883
96,458	Prudential PLC (Insurance)	879,755
23,147	Reckitt Benckiser PLC (Household & Personal Products)	729,884
37,047	Royal Bank of Scotland Group PLC (Banks)	1,269,709
115,334	Shell Transport & Trading Co. PLC (Energy)	1,085,125
25,957	Shire Pharmaceuticals Group PLC (Pharmaceuticals & Biotechnology)	289,341
592,290	Vodafone Group PLC (Telecommunication Services)	1,550,334
80,807	William Morrison Supermarkets PLC (Food & Staples Retailing)	348,128

The accompanying notes are an integral part of these financial statements.

Statement of Investments (continued)
February 28, 2005 (Unaudited)

 GOLDMAN SACHS EUROPEAN EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – (continued)
34,876	Wolseley PLC (Capital Goods)	$744,135
62,860	WPP Group PLC (Media)	723,024

		11,746,165

TOTAL COMMON STOCKS
(Cost $24,577,609)		$30,934,731

Principal	Interest	Maturity
Amount€	Rate	Date	Value
Short-Term Obligations – 4.3%

State Street Bank & Trust Euro-Time Deposit
EUR 527,043	2.04%	03/01/2005	$698,965
EUR 527,073	2.03	03/02/2005	699,004

TOTAL SHORT-TERM OBLIGATIONS
(Cost $1,394,411)			$1,397,969

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $25,972,020)			$32,332,700

Shares	Description	Value
Securities Lending Collateral – 2.2%

696,000	Boston Global Investment Trust – Enhanced Portfolio
	(Cost $696,000)	$696,000

TOTAL INVESTMENTS – 102.0%
(Cost $26,668,020)		$33,028,700

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

€	The principal amount of the security is stated in the currency in which the bond is denominated. See below: EUR – Euro

As a % of
Net Assets
Investments Industry Classifications††

Automobiles & Components	2.3%
Banks	14.1
Capital Goods	7.3
Consumer Durables & Apparel	3.7
Diversified Financials	8.5
Energy	8.5
Food & Staples Retailing	1.1
Food Beverage & Tobacco	1.5
Hotels, Restaurants & Leisure	1.8
Household & Personal Products	2.3
Insurance	6.7
Materials	1.8
Media	5.8
Pharmaceuticals & Biotechnology	12.2
Retailing	1.4
Short Term Investments#	6.5
Software & Services	3.4
Technology Hardware & Equipment	1.3
Telecommunication Services	11.8

TOTAL INVESTMENTS	102.0%

††	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short term investments include securities lending collateral.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

Futures Contracts — At February 28, 2005, the following futures contracts were open as follows:

	Number of
	Contracts	Settlement	Market	Unrealized
Type	Long	Month	Value	Gain (Loss)

FTSE 100 Index	1	March 2005	$95,215	$31
DJ EUR ER STX 50 Index	11	March 2005	444,504	(1,799)

			$539,719	$(1,768)

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Statement of Investments

February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 97.7%

France – 20.4%
162,636	Cap Gemini SA* (Software & Services)	$6,078,789
396,747	Credit Agricole SA* (Banks)	11,769,470
212,389	European Aeronautic Defence & Space Co. (Capital Goods)	6,677,559
95,320	L’Oreal SA* (Household & Personal Products)	7,461,269
159,011	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables &
	Apparel)	11,775,197
326,138	PagesJaunes SA* (Media)	8,256,888
171,742	PSA Peugeot Citroen (Automobiles & Components)	11,251,214
147,604	Schneider Electric SA* (Capital Goods)	11,781,327
68,844	Total SA (Energy)	16,392,830

		91,444,543

Germany – 5.8%
71,215	Bayerische Motoren Werke (BMW) AG*(a) (Automobiles & Components)	3,062,304
156,306	Deutsche Boerse AG* (Diversified Financials)	11,652,188
39,851	SAP AG (Software & Services)	6,507,566
64,814	Schering AG (Pharmaceuticals & Biotechnology)	4,755,394

		25,977,452

Greece – 1.5%
216,210	Greek Organization of Football Prognostics (Hotels, Restaurants & Leisure)	6,887,686

Hong Kong – 7.3%
1,183,440	Dah Sing Banking Group Ltd. (Banks)	2,362,441
476,025	Dah Sing Financial Group (Banks)	3,587,265
1,714,000	Esprit Holdings Ltd. (Retailing)	12,229,418
2,486,000	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	5,797,154
1,278,000	Wing Hang Bank Ltd. (Banks)	8,532,173

		32,508,451

Italy – 2.1%
1,951,487	Banca Intesa SpA(a) (Banks)	9,555,388

Japan – 13.2%
261,000	Credit Saison Co. Ltd. (Diversified Financials)	9,279,441
283,500	Konica Minolta Holdings, Inc. (Technology Hardware & Equipment)	3,379,643
551	Millea Holdings, Inc. (Insurance)	8,093,856
864,000	Mitsui Fudosan Co. Ltd. (Real Estate)	10,749,142
790	Mitsui Sumitomo Insurance Co. Ltd. (Insurance)	7,057
20,800	OBIC Co. Ltd. (Software & Services)	3,902,269
338,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	6,309,280
257,700	Shin-Etsu Chemical Co. Ltd. (Materials)	10,559,567
277,000	Shinsei Bank Ltd. (Banks)	1,625,807
11	SMC Corp. (Capital Goods)	1,339
62,540	USS Co. Ltd. (Retailing)	4,911,812

		58,819,213

Netherlands – 3.1%
217,506	ING Groep NV (Diversified Financials)	6,690,370
228,509	VNU NV (Media)	7,157,731

		13,848,101

Norway – 2.0%
959,191	Telenor ASA (Telecommunication Services)	8,842,039

Russia – 0.7%
75,700	Mobile Telesystems ADR (Telecommunication Services)	3,034,813

South Korea – 5.2%
447,978	Hyundai Motor Co. Ltd. GDR(b) (Automobiles & Components)	12,736,015
22,600	Samsung Electronics Co. Ltd. GDR (Semiconductors & Semiconductor Equipment)	5,839,027
26,600	Samsung Electronics Co. Ltd. GDR(b) (Semiconductors & Semiconductor Equipment)	4,541,950

		23,116,992

Spain – 2.8%
718,652	Banco Bilbao Vizcaya Argentaria SA (Banks)	12,444,725

Sweden – 3.9%
1,774,776	Skandia Forsakrings AB(a) (Insurance)	9,502,856
2,724,172	Telefonaktiebolaget LM Ericsson Series B* (Technology Hardware & Equipment)	8,012,145

		17,515,001

Switzerland – 8.6%
188,969	Credit Suisse Group* (Diversified Financials)	8,241,851
61,091	Nestle SA (Food Beverage & Tobacco)	16,990,114

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Switzerland – (continued)
264,245	Novartis AG(a) (Pharmaceuticals & Biotechnology)	$13,242,424

		38,474,389

Taiwan – 1.5%
706,308	Hon Hai Precision Industry Co. Ltd. GDR(a) (Technology Hardware & Equipment)	6,724,058

United Kingdom – 19.6%
398,734	British Sky Broadcasting Group PLC (Media)	4,342,027
146,637	Carnival PLC (Hotels, Restaurants & Leisure)	8,435,452
611,222	GlaxoSmithKline PLC (Pharmaceuticals & Biotechnology)	14,622,492
564,261	HBOS PLC (Banks)	8,982,885
127,788	Man Group PLC (Diversified Financials)	3,312,453
897,842	Prudential PLC (Insurance)	8,188,858
7,813,863	Vodafone Group PLC (Telecommunication Services)	20,452,983
1,528,598	William Morrison Supermarkets PLC (Food & Staples Retailing)	6,585,425
1,119,015	WPP Group PLC (Media)	12,871,062

		87,793,637

TOTAL COMMON STOCKS
(Cost $334,458,861)		$436,986,488

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 2.4%

State Street Bank & Trust Euro – Time Deposit
$10,933,000	2.50%	03/01/2005	$10,933,000
(Cost $10,933,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $345,391,861)			$447,919,488

Shares	Description	Value
Securities Lending Collateral – 8.1%

36,037,975	Boston Global Investment Trust – Enhanced Portfolio
	(Cost $36,037,975)	$36,037,975

TOTAL INVESTMENTS – 108.2%
(Cost $381,429,836)		$483,957,463

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the Investment Adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $17,277,965, which represents approximately 3.9% of net assets as of February 28, 2005.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Statement of Investments (continued)
February 28, 2005 (Unaudited)

As a % of
Net Assets

Investments Industry Classifications††

Automobiles & Components	6.0%
Banks	13.1
Capital Goods	4.1
Consumer Durables & Apparel	3.9
Diversified Financials	8.8
Energy	3.7
Food & Staples Retailing	1.5
Food Beverage & Tobacco	3.8
Hotels, Restaurants & Leisure	3.4
Household & Personal Products	1.7
Insurance	5.8
Materials	2.4
Media	7.3
Pharmaceuticals & Biotechnology	7.3
Real Estate	2.4
Retailing	3.8
Semiconductors & Semiconductor Equipment	2.3
Short Term Investments#	10.5
Software & Services	3.7
Technology Hardware & Equipment	5.5
Telecommunication Services	7.2

TOTAL INVESTMENTS	108.2%

††	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short term investments include securities lending collateral.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION

Forward Foreign Currency Contracts — At February 28, 2005, the Fund had outstanding forward foreign currency exchange contracts, both to purchase and sell foreign currencies as follows:

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Purchase Contracts	Date	Settlement Date	Current Value	Gain	Loss

Australian Dollar	03/15/2005	$23,161,921	$23,979,712	$817,791	$—
	03/16/2005	27,313,590	28,144,001	830,411	—
British Pounds	03/16/2005	8,176,000	8,313,185	137,185	—
	03/16/2005	5,485,000	5,447,192	—	37,808
	03/17/2005	25,118,734	25,820,644	701,910	—
Canadian Dollar	03/16/2005	8,390,223	8,155,892	—	234,331
Danish Krone	03/23/2005	3,627,094	3,626,284	—	810
Euro	03/16/2005	8,313,202	8,274,533	—	38,669
	03/16/2005	21,583,000	22,009,530	426,530	—
Hong Kong Dollar	03/09/2005	1,855,402	1,846,778	—	8,624
Japanese Yen	03/16/2005	21,909,262	21,606,945	—	302,317
	03/16/2005	5,388,000	5,417,982	29,982	—
	03/31/2005	34,923,200	35,071,069	147,869	—
Norwegian Krone	03/16/2005	13,997,075	13,845,031	—	152,044
Singapore Dollar	03/23/2005	3,405,010	3,427,319	22,309	—
Swedish Krona	03/16/2005	8,294,000	8,143,250	—	150,750
	03/16/2005	13,516,000	13,726,005	210,005	—
	03/18/2005	2,239,537	2,329,618	90,081	—
	03/18/2005	822,221	807,800	—	14,421
Swiss Franc	03/14/2005	867,530	903,868	36,338	—
	03/16/2005	2,809,000	2,777,958	—	31,042
	03/16/2005	24,533,000	25,173,091	640,091	—

Total Open Forward Foreign Currency Purchase Contracts		$265,728,001	$268,847,687	$4,090,502	$970,816

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Statement of Investments (continued)
February 28, 2005 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

				Unrealized
Open Forward Foreign Currency	Expiration	Value on
Sale Contracts	Date	Settlement Date	Current Value	Gain	Loss

Australian Dollar	03/16/2005	$21,913,000	$22,802,269	$—	$889,269
British Pounds	03/16/2005	16,494,501	16,971,752	—	477,251
Canadian Dollar	03/16/2005	13,712,000	13,557,209	154,791	—
	03/16/2005	2,735,000	2,739,008	—	4,008
Euro	03/16/2005	5,555,000	5,547,286	7,714	—
	03/16/2005	24,509,000	24,766,312	—	257,312
	03/24/2005	4,480,039	4,484,191	—	4,152
Hong Kong Dollar	03/09/2005	24,402,480	24,226,407	176,073	—
Japanese Yen	03/16/2005	8,163,000	8,249,718	—	86,718
	03/16/2005	13,615,000	13,414,797	200,203	—
Norwegian Krone	03/16/2005	19,005,000	19,675,032	—	670,032
	03/16/2005	2,823,000	2,803,114	19,886	—
	03/22/2005	7,010,775	7,058,594	—	47,819
Swedish Krona	03/16/2005	5,686,051	5,598,104	87,947	—
	03/16/2005	13,502,000	13,878,643	—	376,643
	03/18/2005	8,829,494	8,736,297	93,197	—
Swiss Franc	03/14/2005	8,113,935	8,327,700	—	213,765
	03/16/2005	16,745,113	16,510,571	234,542	—
	03/16/2005	13,474,000	13,734,712	—	260,712

Total Open Forward Foreign Currency Sale Contracts		$230,768,388	$233,081,716	$974,353	$3,287,681

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

Statement of Investments

February 28, 2005 (Unaudited)

Shares	Description	Value

Common Stocks – 98.7%

45,000	AEON Co. Ltd. (Retail Trade)	$719,893
12,000	ARRK Corp. (Other Products)	462,095
39,000	ASAHI DENKA KOGYO K. K. (Chemicals)	418,080
57,000	Air Water, Inc.(a) (Chemicals)	435,970
92,000	Ajinomoto Co., Inc. (Foods)	1,136,799
7,000	Arisawa Mfg. Co. Ltd. (Chemicals)	265,142
98,000	Asahi Glass Co. Ltd. (Glass & Ceramics Products)	1,080,601
11,600	CAWACHI Ltd. (Retail Trade)	521,331
48,000	CHUGAI PHARMACEUTICAL Co. Ltd. (Pharmaceutical)	702,989
14,200	Canon, Inc. (Electric Appliances)	752,609
16,100	DAIICHIKOSHO Co. Ltd. (Wholesale Trade)	421,988
51,400	DENSO Corp. (Transportation Equipment)	1,320,436
11,600	Eneserve Corp. (Electric Appliances)	418,784
13,600	Fast Retailing Co. Ltd. (Retail Trade)	900,383
6,900	Fuji Seal, Inc. (Other Products)	278,652
296	Fuji Television Network, Inc. (Information & Communication)	645,002
1,200	HAKUHODO DY HOLDINGS, Inc.* (Services)	86,392
9,800	HIROSE ELECTRIC Co. Ltd. (Electric Appliances)	1,085,601
20,700	Honda Motor Co. Ltd. (Transportation Equipment)	1,113,306
11,200	Hoya Corp. (Precision Instruments)	1,214,511
39,700	JFE Holdings, Inc. (Iron & Steel)	1,224,762
233	KDDI Corp. (Information & Communication)	1,201,577
14,100	KOSE Corp. (Chemicals)	582,442
156,000	KUBOTA Corp. (Machinery)	859,300
122,000	Komatsu Ltd. (Machinery)	918,381
800	Matsushita Electric Works Ltd. (Electric Appliances)	7,239
82,600	Mitsubishi Corp. (Wholesale Trade)	1,124,098
139,000	Mitsubishi Rayon Co. Ltd. (Textiles & Apparel)	496,758
138	Mitsubishi Tokyo Financial Group, Inc. (Banks)	1,267,062
93,000	Mitsui Fudosan Co. Ltd. (Real Estate)	1,157,026
84,000	Mitsui O.S.K. Lines Ltd. (Marine Transportation)	576,729
85,000	Mitsui Sumitomo Insurance Co. Ltd. (Insurance)	759,324
63,000	Morinaga Milk Industry Co. Ltd. (Foods)	280,234
17,000	NEOMAX Co. Ltd.(a) (Electric Appliances)	386,984
81,000	NGK INSULATORS Ltd. (Glass & Ceramics Products)	844,418
5,100	NIDEC Corp. (Electric Appliances)	622,135
12,720	NISHIMATSUYA CHAIN Co. Ltd. (Retail Trade)	377,882
30,600	NITTO DENKO Corp. (Chemicals)	1,672,043
21,300	NOK Corp. (Transportation Equipment)	526,897
14,300	NS Solutions Corp. (Information & Communication)	361,779
28	NTT URBAN DEVELOPMENT Corp.* (Real Estate)	126,156
120	Net One Systems Co. Ltd. (Wholesale Trade)	362,706
96	Nippon Telephone & Telegraph Corp. (Information & Communication)	417,877
53,000	Nissan Chemical Industries Ltd. (Chemicals)	478,314
110,700	Nissan Motor Co. Ltd. (Transportation Equipment)	1,191,828
10,250	Nitori Co. Ltd. (Retail Trade)	624,030
4,100	OBIC Co. Ltd. (Information & Communication)	769,197
105,000	OJI PAPER Co. Ltd. (Pulp & Paper)	613,652
9,800	ORIX Corp. (Other Financing Business)	1,273,174
15,300	Plenus Co. Ltd. (Retail Trade)	438,295
10,500	RESORTTRUST, Inc.(a) (Services)	293,004
5,800	RYOHIN KEIKAKU Co. Ltd. (Retail Trade)	301,030
88,000	Ricoh Co. Ltd. (Electric Appliances)	1,642,653
3,900	SANYO SHINPAN FINANCE Co. Ltd. (Other Financing Business)	264,132
44	Sapporo Hokuyo Holdings, Inc. (Banks)	312,559
300	Secom Co. Ltd. (Services)	12,403
12,800	Seiko Epson Corp. (Electric Appliances)	504,726
107,000	Shimadzu Corp. (Precision Instruments)	702,740
32,300	Shin-Etsu Chemical Co. Ltd. (Chemicals)	1,323,531
18,500	Sumisho Lease Co. Ltd. (Other Financing Business)	763,201
206	Sumitomo Mitsui Financial Group, Inc.(a) (Banks)	1,431,571
28,000	TERUMO Corp. (Precision Instruments)	879,050
70,000	TOSHIBA Corp. (Electric Appliances)	307,828
38,000	TSUMURA & Co.(a) (Pharmaceutical)	638,455

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS JAPANESE EQUITY FUND

Statement of Investments (continued)
February 28, 2005 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

33,300	Chemical Industries Ltd. (Pharmaceutical)	$1,601,042
111,000	The Chiba Bank Ltd. (Banks)	721,080
91,400	The Nomura Securities Co. Ltd. (Securities)	1,267,142
64,000	The Sumitomo Trust & Banking Co. Ltd. (Banks)	441,102
221,000	Tokyo Gas Co. Ltd.(a) (Electric Power & Gas)	892,526
46,100	Toyota Motor Corp. (Transportation Equipment)	1,793,354
6,760	USS Co. Ltd. (Services)	530,922
286	West Japan Railway (Land Transportation)	1,128,072
58,100	YOKOGAWA ELECTRIC Corp. (Electric Appliances)	838,121

TOTAL COMMON STOCKS
(Cost $49,691,962)		$54,113,107

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $49,691,962)		$54,113,107

Securities Lending Collateral – 4.3%

2,351,929	Boston Global Investment Trust – Enhanced Portfolio
	(Cost $2,351,929)	$2,351,929

TOTAL INVESTMENTS – 103.0%
(Cost $52,043,891)		$56,465,036

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or portion of security is on loan.

As a % of
Net Assets
Investments Industry Classifications††

Banks	7.6%
Chemicals	9.4
Electric Appliances	12.0
Electric Power & Gas	1.6
Foods	2.6
Glass & Ceramics Products	3.5
Information & Communication	6.2
Insurance	1.4
Iron & Steel	2.2
Land Transportation	2.1
Machinery	3.2
Marine Transportation	1.1
Other Financing Business	4.2
Other Products	1.4
Pharmaceutical	5.4
Precision Instruments	5.1
Pulp & Paper	1.1
Real Estate	2.3
Retail Trade	7.1
Securities	2.3
Services	1.7
Short Term Investments#	4.3
Textiles & Apparel	0.9
Transportation Equipment	10.8
Wholesale Trade	3.5

TOTAL INVESTMENTS	103.0%

††	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short term investments include securities lending collateral.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Statement of Investments

February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 97.4%

Australia – 2.6%
334,833	Coates Hire Ltd.(a) (Capital Goods)	$1,225,451
202,075	Great Southern Plantations Ltd. (Materials)	701,804
342,586	JB Hi-Fi Ltd. (Retailing)	1,029,301

		2,956,556

Austria – 0.9%
9,115	Agrana Beteiligungs AG (Food Beverage & Tobacco)	965,252

Canada – 1.2%
467,526	Valkyries Petroleum Corp.* (Energy)	1,328,468

China – 1.0%
342,000	Weichai Power Co. Ltd. Class H (Capital Goods)	1,136,971

Denmark – 0.6%
9,195	Bryggerigruppen A/S(a) (Food Beverage & Tobacco)	725,276

Finland – 1.8%
37,297	Huhtamaki Oyj(a) (Materials)	585,929
1	TietoEnator Oyj (Software & Services)	36
77,254	Vacon Oyj(a) (Capital Goods)	1,424,489

		2,010,454

France – 1.6%
60,195	Trader Classified Media NV* (Media)	929,228
11,560	Wendel Investissement (Capital Goods)	917,930

		1,847,158

Germany – 6.6%
25,314	CENTROTEC Sustainable AG* (Materials)	723,228
14,360	ElringKlinger AG (Automobiles & Components)	1,361,663
25,237	Fraport AG (Transportation)	1,096,361
28,318	Hochtief AG (Capital Goods)	884,267
43,321	IDS Scheer AG(a) (Software & Services)	818,752
14,294	Paragon AG* (Technology Hardware & Equipment)	406,122
121,190	Pfleiderer AG(a) (Capital Goods)	2,140,828

		7,431,221

Greece – 2.1%
68,515	Bank of Piraeus (Banks)	1,453,861
27,310	Greek Organization of Football Prognostics (Hotels, Restaurants & Leisure)	870,000

		2,323,861

Hong Kong – 4.0%
311,000	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	1,372,122
214,000	Esprit Holdings Ltd. (Retailing)	1,526,893
668,000	Techtronic Industries Co. Ltd. (Consumer Durables & Apparel)	1,557,723

		4,456,738

Indonesia – 1.6%
5,083,000	PT Bank Rakyat Indonesia (Banks)	1,792,871

Ireland – 2.5%
52,546	DCC PLC (Capital Goods)	1,254,153
97,676	IAWS Group PLC (Food Beverage & Tobacco)	1,543,767

		2,797,920

Italy – 3.7%
202,000	Astaldi SpA (Capital Goods)	1,239,258
320,000	Gruppo Coin SpA*(a) (Retailing)	1,128,337
58,000	Marzotto SpA (Consumer Durables & Apparel)	1,135,370
249,000	Sirti SpA (Technology Hardware & Equipment)	676,001

		4,178,966

Japan – 22.9%
16	ACCA Networks Co. Ltd.* (Software & Services)	69,022
6,300	AEON Mall Co. Ltd.* (Real Estate)	214,399
6,300	AEON Mall Co. Ltd. (Real Estate)	234,250
14,200	Arisawa Mfg. Co. Ltd. (Technology Hardware & Equipment)	537,860
37,900	ARRK Corp. (Commercial Services & Supplies)	1,459,449
53,300	As One Corp. (Health Care Equipment & Services)	1,490,400
44,000	C. Uyemura & Co. Ltd. (Materials)	1,321,133
195,000	CKD Corp.(a) (Capital Goods)	1,425,281
510	Cybernet Systems Co. Ltd. (Software & Services)	1,649,451
26,700	DAIICHIKOSHO Co. Ltd. (Consumer Durables & Apparel)	699,818
26,000	Eneserve Corp. (Capital Goods)	938,653
78,000	Hitachi Tool Engineering Ltd. (Capital Goods)	826,383
79,200	Kato Sangyo Co. Ltd. (Retailing)	1,202,192
33,400	MODEC, Inc.(a) (Energy)	720,062
10,800	MOSHI MOSHI HOTLINE, Inc. (Commercial Services & Supplies)	1,017,322
81,000	NIHON KOHDEN Corp. (Health Care Equipment & Services)	1,036,405
36,360	NISHIMATSUYA CHAIN Co. Ltd. (Retailing)	1,080,172

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Statement of Investments (continued)
February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
85,000	NISSHA Printing Co. Ltd. (Commercial Services & Supplies)	$1,244,337
23,300	RYOHIN KEIKAKU Co. Ltd.(a) (Retailing)	1,209,310
25,400	SHUEI YOBIKO Co. Ltd. (Commercial Services & Supplies)	656,532
334	SK-Electronics Co. Ltd. (Technology Hardware & Equipment)	988,747
35,700	TAKAMATSU Corp.(a) (Capital Goods)	1,573,550
10,725	TAKEUCHI MFG. Co. Ltd. (Capital Goods)	445,239
17,000	Tamron Co. Ltd.(a) (Consumer Durables & Apparel)	644,665
29,100	TOCALO Co. Ltd.(a) (Capital Goods)	1,284,336
45,700	TOHOKUSHINSHA Film Corp.(a) (Media)	1,161,610
86	UMC Japan* (Semiconductors & Semiconductor Equipment)	37,310
24,950	USEN Corp. (Media)	595,314

		25,763,202

Luxembourg – 0.8%
21,789	SBS Broadcasting SA* (Media)	928,211

Netherlands – 5.4%
28,026	Aalberts Industries NV (Capital Goods)	1,401,403
138,686	Buhrmann NV (Commercial Services & Supplies)	1,551,637
59,821	Heijmans NV(a) (Capital Goods)	2,272,757
16,669	Hunter Douglas NV (Consumer Durables & Apparel)	895,130

		6,120,927

Norway – 0.8%
30,019	TGS Nopec Geophysical Co. ASA*(a) (Energy)	949,381

Russia – 0.7%
44,326	AFK Sistema GDR* (Commercial Services & Supplies)	837,761

Singapore – 2.3%
1,773,000	Citiraya Industries Ltd. (Commercial Services & Supplies)	294,745
789,000	Keppel Land Ltd. (Real Estate)	1,215,351
1,399,000	StarHub Ltd.* (Telecommunication Services)	1,025,035

		2,535,131

Sweden – 3.8%
257,962	Boss Media AB* (Retailing)	1,092,032
114,596	Intrum Justitia AB* (Commercial Services & Supplies)	945,726
213,500	Observer AB (Commercial Services & Supplies)	993,163
231,483	Skandia Forsakrings AB(a) (Insurance)	1,239,452

		4,270,373

Switzerland – 1.6%
696	Jelmoli Holding AG (Retailing)	1,048,482
541	Lindt & Spruengli AG (Food Beverage & Tobacco)	754,778

		1,803,260

United Kingdom – 28.9%
330,387	Augean PLC* (Diversified Financials)	1,624,715
143,901	Carter & Carter Group PLC* (Automobiles & Components)	805,973
150,000	Caspian Energy Ltd.* (Materials)	368,099
134,358	Cattles PLC (Diversified Financials)	999,717
226,390	Christian Salvesen PLC (Transportation)	265,797
220,692	Chrysalis Group PLC (Media)	754,563
2,980,325	Corporate Services Group PLC* (Commercial Services & Supplies)	702,689
215,378	Dignity PLC (Commercial Services & Supplies)	1,404,789
393,534	European Nickel PLC* (Materials)	304,638
48,763	First Calgary Petroleums Ltd.* (Energy)	940,474
84,948	French Connection Group PLC (Retailing)	515,024
137,597	Gaming VC Holdings SA* (Hotels, Restaurants & Leisure)	1,900,178
1,051,514	Grove Energy Ltd. (Diversified Financials)	1,158,655
420,750	Heywood Williams Group PLC (Capital Goods)	752,975
325,534	HIT Entertainment PLC (Media)	1,569,554
167,794	Homestyle Group PLC* (Retailing)	370,870
48,489	Imperial Energy Corp. Ltd.* (Energy)	466,638
717,231	lastminute.com PLC* (Software & Services)	1,456,381
65,384	Luminar PLC (Hotels, Restaurants & Leisure)	645,433
110,914	M&C Saatchi* (Media)	293,530
295,677	MFI Furniture Group PLC (Retailing)	766,849
452,177	Mowlem PLC (Capital Goods)	1,766,721
34,800	NDS Group PLC ADR* (Software & Services)	1,250,016
551,694	Oriel Resources PLC* (Materials)	488,449
100,381	Phoenix IT Group Ltd.* (Software & Services)	560,290

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – (continued)
107,906	PlusNet PLC* (Software & Services)	$427,835
96,706	Redrow PLC (Consumer Durables & Apparel)	779,443
144,601	Ricardo PLC (Commercial Services & Supplies)	783,453
1,338,724	Sanctuary Group PLC (Media)	1,069,307
190,343	Shanks Group PLC (Commercial Services & Supplies)	516,830
326,915	Sibir Energy PLC* (Energy)	1,374,832
361,818	Sierra Leone Diamond Co.* (Materials)	480,510
205,957	Sportingbet PLC* (Entertainment)	1,300,015
24	Stanley Leisure (Hotels, Restaurants & Leisure)	199
183,044	Taylor Nelson Sofres PLC (Media)	843,175
248,699	Unite Group PLC (Real Estate)	1,454,059
169,606	Wincanton PLC (Transportation)	852,368
158,479	Wolfson Microelectronics PLC* (Technology Hardware & Equipment)	529,218

		32,544,261

TOTAL COMMON STOCKS
(Cost $81,027,139)		$109,704,219

Preferred Stock – 0.5%

Germany – 0.5%
9,961	Draegerwerk AG (Health Care Equipment & Services)
	(Cost $667,400)	$593,221

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 1.6%

State Street Bank & Trust Euro – Time Deposit
$1,761,000	2.50%	03/01/2005	$1,761,000
(Cost $1,761,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $83,455,539)			$112,058,440

Shares	Description	Value
Securities Lending Collateral – 12.4%

14,008,943	Boston Global Investment Trust – Enhanced Portfolio
	(Cost $14,008,943)	$14,008,943

TOTAL INVESTMENTS – 111.9%
(Cost $97,464,482)		$126,067,383

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

As a % of
Net Assets
Investments Industry Classifications††

Automobiles & Components	1.9%
Banks	2.9
Capital Goods	20.3
Commercial Services & Supplies	11.3
Consumer Durables & Apparel	5.1
Diversified Financials	3.3
Energy	5.1
Entertainment	1.1
Food Beverage & Tobacco	3.5
Health Care Equipment & Services	2.8
Hotels, Restaurants & Leisure	3.0
Insurance	1.1
Materials	4.4
Media	7.2
Real Estate	2.8
Retailing	9.7
Semiconductors & Semiconductor Equipment	1.2
Short Term Investments#	14.0
Software & Services	5.5
Technology Hardware & Equipment	2.8
Telecommunication Services	0.9
Transportation	2.0

TOTAL INVESTMENTS	111.9%

††	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short term investments include securities lending collateral.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Statement of Investments (continued)
February 28, 2005 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

Futures Contracts — At February 28, 2005, the following futures contracts were open as follows:

	Number of
	Contracts	Settlement	Market	Unrealized
Type	Long	Month	Value	Gain

FTSE 100 Index	4	March 2005	$380,860	$8,016
EURX ER STX 50 Index	30	March 2005	1,212,280	27,612

			$1,593,140	$35,628

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments

February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 84.3%

Brazil – 6.9%
90,000	Banco Bradesco SA ADR (Banks)	$2,855,700
91,600	Petroleo Brasileiro SA ADR (Energy)	4,283,600
144,017	Unibanco Uniao de Bancos Brasileiros SA (Banks)	1,096,901
12,400	Unibanco Uniao de Bancos Brasilieros SA GDR (Banks)	467,480

		8,703,681

China – 5.7%
5,666,000	China Telecom Corp. Ltd. Class H (Telecommunication Services)	2,171,308
3,406,000	PetroChina Co. Ltd. Class H (Energy)	2,143,825
348,000	Weichai Power Co. Ltd. Class H (Capital Goods)	1,156,918
1,082,000	Yanzhou Coal Mining Co. Ltd. Class H (Materials)	1,705,337

		7,177,388

Hungary – 1.9%
47,500	Magyar Tavkozlesi Rt. (Matav) ADR (Telecommunication Services)	1,211,725
15,015	OTP Bank Rt. GDR (Banks)	1,195,194

		2,406,919

India – 5.3%
286,235	Bharti Tele-Ventures Ltd.* (Telecommunication Services)	1,482,074
84,778	Housing Development Finance Corp. Ltd. (Banks)	1,511,810
271,236	ICICI Bank Ltd. (Banks)	2,370,989
24,448	Infosys Technologies Ltd. (Software & Services)	1,252,291

		6,617,164

Indonesia – 3.8%
22,437,500	PT Bank Pan Indonesia Tbk (Banks)	1,256,731
4,010,000	PT Bank Rakyat Indonesia (Banks)	1,414,403
4,440,000	PT Telekomunikasi Indonesia (Telecommunication Services)	2,123,472

		4,794,606

Israel – 1.6%
67,580	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals & Biotechnology)	2,034,834

Mexico – 6.8%
57,300	America Movil SA de CV ADR (Telecommunication Services)	3,363,510
304,600	Grupo Financiero Banorte SA de CV Class B (Banks)	2,108,092
188,897	Urbi, Desarrollos Urbanos SA de CV* (Consumer Durables & Apparel)	978,922
591,200	Wal-Mart de Mexico SA de CV Series V (Food & Staples Retailing)	2,173,418

		8,623,942

Russia – 8.0%
49,626	AFK Sistema GDR* (Telecommunication Services)	937,931
30,200	LUKOIL ADR (Energy)	4,218,940
31,800	Mobile Telesystems ADR (Telecommunication Services)	1,274,862
2,941	Sberbank RF (Banks)	1,789,645
138,676	VolgaTelecom ADR(a) (Telecommunication Services)	1,173,199
5,505	Vsmpo-Avisma Corp. (Materials)	635,828

		10,030,405

South Africa – 12.2%
158,500	ABSA Group Ltd. (Banks)	2,175,657
698,800	FirstRand Ltd. (Banks)	1,686,216
114,712	Harmony Gold Mining Co. Ltd. ADR (Materials)	989,921
179,893	JD Group Ltd. (Retailing)	2,017,582
225,394	Massmart Holdings Ltd. (Food & Staples Retailing)	1,769,217
84,007	Sasol (Energy)	2,121,327
237,336	Standard Bank Group Ltd. (Banks)	2,631,389
101,382	Telkom South Africa Ltd. (Telecommunication Services)	1,982,370

		15,373,679

South Korea – 15.4%
100,313	Hana Bank (Banks)	2,876,733
32,990	Hyundai Mobis (Automobiles & Components)	2,226,261
86,611	Kookmin Bank (Banks)	3,999,200
5,120	POSCO (Materials)	1,121,917
11,516	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	6,007,158
52,510	Shinhan Financial Group Co. Ltd. (Banks)	1,558,253
8,900	SK Telecom Co. Ltd. ADR (Telecommunication Services)	1,616,588

		19,406,110

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments (continued)
February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Taiwan – 12.2%
317	Advanced Semiconductor Engineering, Inc.* (Semiconductors & Semiconductor Equipment)	$251
2,124,000	Capital Securities Corp. (Diversified Financials)	933,967
910,533	Career Technology (MFG.) Co. Ltd. (Technology Hardware & Equipment)	1,440,179
1,797,000	Far Eastern International Bank (Banks)	1,121,100
483,129	Hon Hai Precision (Technology Hardware & Equipment)	2,249,858
599,000	Hotai Motor Co. Ltd. (Automobiles & Components)	1,226,660
1,530,000	Hsinchu International Bank* (Banks)	1,071,970
709,715	Quanta Computer, Inc. (Technology Hardware & Equipment)	1,271,202
1,510,956	Taishin Financial Holdings Co. Ltd. (Banks)	1,433,253
2,584,895	Taiwan Semiconductor (Semiconductors & Semiconductor Equipment)	4,556,860

		15,305,300

Thailand – 1.8%
577,600	Bangkok Bank Public Co. Ltd. (Banks)	1,824,482
1,858,200	Land and Houses Public Co. Ltd. (Consumer Durables & Apparel)	495,338

		2,319,820

Turkey – 2.7%
346,276	Denizbank A.S.* (Banks)	1,105,480
323,568	Turkiye Is Bankasi Series C (Banks)	2,299,278

		3,404,758

TOTAL COMMON STOCKS
(Cost $77,213,224)		$106,198,606

Exchange Traded Funds – 4.7%

United States – 4.7%
22,400	iShares MSCI Emerging Markets Index(a)	$4,932,928
132,100	iShares MSCI Malaysia Index Fund	947,157

TOTAL EXCHANGE TRADED FUNDS
(Cost $5,189,132)		$5,880,085

Preferred Stocks – 9.7%

Brazil – 5.6%
2,479,000	Caemi Mineracao E Metalurgica SA* (Materials)	$2,559,029
92,400	Companhia de Bebidas das Americas ADR (Food Beverage & Tobacco)	2,783,088
2,565	Telemig Celular SA Class G* (Telecommunication Services)	403,617
79,800	Tim Participacoes SA ADR (Telecommunication Services)	1,303,134

		7,048,868

South Korea – 4.1%
75,410	Hyundai Motor Co. Ltd. (Automobiles & Components)	2,767,939
6,740	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,341,883

		5,109,822

TOTAL PREFERRED STOCKS
(Cost $8,161,397)		$12,158,690

Expiration
Units	Description	Month	Value
Right* – 0.0%

Thailand – 0.0%
91,200	TelecomAsia Corp. Public – Alien Market (Technology Hardware & Equipment)	04/ 2008
	(Cost $0)		$—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 1.5%

State Street Bank & Trust Euro – Time Deposit
$1,922,000	2.50%	03/01/2005	$1,922,000
(Cost $1,922,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $92,485,753)			$126,159,381

Shares	Description	Value
Securities Lending Collateral – 5.1%

6,461,700	Boston Global Investment Trust – Enhanced Portfolio
	(Cost $6,461,700)	$6,461,700

TOTAL INVESTMENTS – 105.3%
(Cost $98,947,453)		$132,621,081

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

As a % of
Net Assets
Investments Stock Industry Classifications††

Automobiles & Components	5.3%
Banks	31.7
Capital Goods	1.0
Consumer Durables & Apparel	1.2
Diversified Financials	0.7
Energy	10.2
Exchange Traded Funds	4.7
Food & Staples Retailing	3.1
Food Beverage & Tobacco	2.5
Materials	4.2
Pharmaceuticals & Biotechnology	1.6
Retailing	1.6
Semiconductors & Semiconductor Equipment	10.7
Short Term Investments#	6.6
Software & Services	1.1
Technology Hardware & Equipment	3.9
Telecommunication Services	15.2

TOTAL INVESTMENTS	105.3%

††	Industry concentrations greater than one-tenth of one percent are disclosed.

#	Short term investments include securities lending collateral.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments (continued)
February 28, 2005 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

Forward Foreign Currency Contracts — At February 28, 2005, the Fund had an outstanding forward foreign currency exchange contract to purchase foreign currency as follows:

Open Forward Foreign Currency	Expiration	Value on
Purchase Contract	Date	Settlement Date	Current Value	Unrealized Loss

South African Rand	03/1/2005	$652,232	$648,088	$(4,144)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND

Statement of Investments

February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – 90.3%

China – 9.0%
479,500	China Mobile Ltd. (Communication)	$1,555,339
2,516,560	China Telecom Corp. Ltd. Class H (Communication)	964,389
1,072,000	Huaneng Power International, Inc. Class H (Electric, Gas and Sanitary Service)	827,341
3,090,000	PetroChina Co. Ltd. Class H (Petroleum Refining and Resources)	1,944,926
272,000	Weichai Power Co. Ltd. Class H (Miscellaneous)	904,257
991,000	Yanzhou Coal Mining Co. Ltd. Class H (Bituminous Coal and Lignite)	1,561,913

		7,758,165

Hong Kong – 19.4%
233,000	ASM Pacific Technology Ltd. (Electrical & Electronics)	1,027,989
143,000	Cheung Kong (Holdings) Ltd. (Real Estate)	1,359,585
1,822,739	China National Aviation Co. Ltd. (Transportation by Air)	401,929
230,900	CLP Holdings Ltd. (Electric, Gas and Sanitary Service)	1,318,446
463,720	Dah Sing Banking Group Ltd. (Banking)	925,700
335,000	Esprit Holdings Ltd. (Apparel and Other Finished Goods)	2,390,231
70,500	Hang Seng Bank Ltd. (Banking)	966,948
207,000	Hong Kong Electric Holdings Ltd. (Electric, Gas and Sanitary Service)	944,106
204,500	Hutchison Whampoa Ltd. (Holding & Other Investments)	1,841,423
750,000	Sino Land Co. Ltd. (Holding & Other Investments)	666,357
73,000	Sun Hung Kai Properties Ltd. (Real Estate)	678,061
96,500	Swire Pacific Ltd. (Business Services)	788,363
1,082,000	Techtronic Industries Co. Ltd. (Electrical & Electronics)	2,523,138
274,100	The Wharf (Holdings) Ltd. (Miscellaneous)	929,648

		16,761,924

India – 7.3%
187,855	Bharti Tele-Ventures Ltd.* (Communication)	972,680
4,829	Hindustan Lever Ltd. (Chemicals & Allied Products)	15,949
38,696	Housing Development Finance Corp. Ltd. (Banking)	690,049
300,519	ICICI Bank Ltd. (Banking)	2,626,965
39,700	Infosys Technologies Ltd. (Communication)	2,033,538

		6,339,181

Indonesia – 5.0%
21,033,000	PT Bank Pan Indonesia Tbk (Banking)	1,178,065
4,672,500	PT Bank Rakyat Indonesia (Communication)	1,648,079
3,219,100	PT Telekomunikasi Indonesia (Communication)	1,539,565

		4,365,709

Malaysia – 3.2%
869,000	AMMB Holdings Berhad (Banking)	730,243
25	Public Bank Berhad – Foreign Market (Banking)	53
200	SP Setia Berhad (Real Estate)	235
255,700	Tanjong Public Ltd. Co. (Amusement & Recreation)	975,732
390,000	Tenaga Nasional Berhad (Electric, Gas and Sanitary Service)	1,067,368

		2,773,631

Singapore – 6.7%
641,000	Ascendas Real Estate Investment Trust* (Real Estate)	736,056
1,781,000	Citiraya Industries Ltd. (Miscellaneous)	296,075
568,000	Keppel Land Ltd. (Real Estate)	874,929
121,000	Oversea-Chinese Banking Corp., Ltd. (Banking)	1,012,293
999,000	StarHub Ltd.* (Communication)	731,958
1,089,000	Suntec REIT* (Real Estate)	864,951
149,412	United Overseas Bank Ltd. (Banking)	1,248,511

		5,764,773

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS ASIA GROWTH FUND

Statement of Investments (continued)
February 28, 2005 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

South Korea – 20.7%
33,100	Daishin Securities Co. (Banking)	$576,303
101,946	Hana Bank (Banking)	2,923,564
31,360	Hyundai Mobis (Automotive Repair Service)	2,116,264
5,760	Hyundai Motor Co. Ltd. (Automotive Repair Service)	331,177
69,655	Kookmin Bank (Banking)	3,216,269
4,000	POSCO (Primary Metal Industries)	876,498
10,780	Samsung Electronics Co. Ltd. (Electrical & Electronics)	5,623,234
22,380	Shinhan Financial Group Co. Ltd. (Banking)	664,134
13,580	SK Corp. (Oil & Gas Extraction)	852,768
4,280	SK Telecom Co. Ltd. (Communication)	777,415

		17,957,626

Taiwan – 16.2%
297,050	AU Optronics Corp. (Electrical & Electronics)	469,525
1,510,000	Capital Securities Corp. (Depository Institutions)	663,978
494,797	Career Technology (MFG.) Co. Ltd. (Electronic and Other Electric Equipment)	782,614
563,515	China Steel Corp. (Primary Metal Industries)	672,850
31,616	Compal Electronics, Inc. (Electrical & Electronics)	30,571
1,276,000	Far Eastern International Bank (Banking)	796,062
296,042	Hon Hai Precision (Electrical & Electronics)	1,378,623
300,000	Hotai Motor Co. Ltd. (Auto Retail)	614,354
1,156,000	Hsinchu International Bank* (Banking)	809,933
11,617	Nan Ya Plastic Corp. (Chemicals & Allied Products)	17,748
579,836	Quanta Computer, Inc. (Electrical & Electronics)	1,038,570
904,000	Siliconware Precision Industries Co. (Electrical & Electronics)	849,738
597,200	Synnex Technology International Corp. (Business Services)	898,975
1,150,695	Taishin Financial Holdings Co. Ltd. (Banking)	1,091,519
1,792,730	Taiwan Semiconductor (Electrical & Electronics)	3,160,368
1,072,583	United Microelectronics Corp.* (Electrical & Electronics)	721,343

		13,996,771

Thailand – 2.8%
378,600	Advanced Info Service Public Co. Ltd. (Communication)	1,081,856
433,500	Bangkok Bank Public Co. Ltd. (Banking)	1,369,309

		2,451,165

TOTAL COMMON STOCKS
(Cost $61,705,611)		$78,168,945

Preferred Stocks – 5.3%

South Korea – 5.3%
61,750	Daishin Securities Co. (Banking)	$705,076
55,620	Hyundai Motor Co. Ltd. (Automotive Repair Service)	2,041,543
5,310	Samsung Electronics Co. Ltd. (Electrical & Electronics)	1,845,015

TOTAL PREFERRED STOCKS
(Cost $2,826,805)		$4,591,634

Units		Expiration
	Description	Month	Value
Right* – 0.0%

198,411	TelecomAsia Corp. Public – Alien Market (Communication)	04/2008
	(Cost $0)		$—

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 2.0%

State Street Bank & Trust Euro – Time Deposit
$1,716,000	2.50%	03/01/2005	$1,716,000
(Cost $1,716,000)

TOTAL INVESTMENTS – 97.6%
(Cost $66,248,416)			$84,476,579

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND

As a % of
Net Assets
Investments Industry Classifications††

Amusement & Recreation	1.1%
Apparel and Other Finished Goods	2.8
Auto Retail	0.7
Automotive Repair Service	5.2
Banking	24.8
Bituminous Coal and Lignite	1.8
Business Services	1.9
Communication	13.0
Depository Institutions	0.8
Electric, Gas and Sanitary Service	4.8
Electrical & Electronics	21.5
Electronic and Other Electric Equipment	0.9
Holding & Other Investments	2.8
Miscellaneous	2.8
Oil & Gas Extraction	1.0
Petroleum Refining and Resources	2.2
Primary Metal Industries	1.8
Real Estate	5.2
Short Term Investments	2.0
Transportation by Air	0.5

TOTAL INVESTMENTS	97.6%

††	Industry concentrations greater than one-tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

February 28, 2005 (Unaudited)

European
Equity Fund

Assets:

Investment in securities, at value (identified cost $25,972,020, $345,391,861, $49,691,962, $83,455,539, $92,485,753 and $66,248,416, respectively)	$32,332,700
Securities lending collateral, at value	696,000
Cash	83,106
Foreign currencies, at value(a) (identified cost $465,014, $3,245, $33,399, $141,140, $117,118 and $164,030, respectively)	471,796
Receivables:
Investment securities sold, at value	912,087
Fund shares sold	172,876
Forward foreign currency exchange contracts, at value	—
Foreign tax reclaims, at value	9,191
Dividends and interest, at value	43,207
Due from broker(b)	27,286
Reimbursement from investment adviser	51,664
Securities lending income	61
Foreign tax refunds	—
Other assets	579

Total assets	34,800,553

Liabilities:

Payables:
Payable upon return of securities loaned	696,000
Investment securities purchased, at value	1,566,105
Forward foreign currency exchange contracts, at value	—
Fund shares repurchased	14,853
Amounts owed to affiliates	34,442
Variation margin, at value	43,455
Unrealized foreign capital gains taxes	—
Accrued expenses	74,066

Total liabilities	2,428,921

Net Assets:

Paid-in capital	59,453,820
Accumulated undistributed net investment income (loss)	(30,910)
Accumulated net realized loss on investment, futures and foreign currency related transactions	(33,419,866)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	6,368,588

NET ASSETS	$32,371,632

Net assets:
Class A	$20,826,599
Class B	2,778,567
Class C	1,000,654
Institutional	7,596,424
Service	169,388

Shares outstanding:
Class A	1,722,705
Class B	237,456
Class C	85,257
Institutional	622,039
Service	14,108

Total shares outstanding, $0.001 par value (unlimited number of shares authorized)	2,681,565

Net asset value, offering and redemption price per share:(c)
Class A	$12.09
Class B	11.70
Class C	11.74
Institutional	12.21
Service	12.01

(a)	Includes restricted cash of approximately $85,100 for the European Equity Fund relating to initial margin requirements for futures transactions.
(b)	Includes approximately $27,300 and $101,600 for European Equity and International Growth Opportunities Funds relating to initial program requirements for futures transactions, respectively.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds is $12.79, $18.56, $9.65, $16.42, $15.41 and $13.78, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia
Equity Fund	Equity Fund	Opportunities Fund	Equity Fund	Growth Fund

$447,919,488	$54,113,107	$112,058,440	$126,159,381	$84,476,579
36,037,975	2,351,929	14,008,943	6,461,700	—
904	49,658	787	245,123	105
3,343	33,691	143,216	119,927	165,653
1,834,356	362,004	126,481	3,881,354	—
377,245	625,184	975,916	586,144	2,891,555
5,064,855	—	—	—	—
88,311	—	2,805	1,410	5,956
375,002	32,234	48,569	696,023	292,265
81,394	25,406	512,026	—	—
—	42,426	44,467	18,403	54,082
26,401	1,181	6,499	2,993	—
—	—	—	—	7,356
6,635	840	1,298	1,604	1,182

491,815,909	57,637,660	127,929,447	138,174,062	87,894,733

36,037,975	2,351,929	14,008,943	6,461,700	—
2,386,903	320,559	1,024,435	5,328,753	738,058
4,258,497	—	—	4,144	—
1,180,681	14,102	94,762	167,201	340,826
493,345	58,971	116,793	130,241	85,183
—	—	—	—	—
—	—	—	75,166	64,726
100,700	71,572	80,311	94,553	101,103

44,458,101	2,817,133	15,325,244	12,261,758	1,329,896

924,742,221	77,773,078	230,720,409	104,052,536	152,080,745
747,863	(197,467)	(365,166)	(445,864)	(289,791)
(581,494,809)	(27,176,592)	(146,392,890)	(11,338,847)	(83,402,186)
103,362,533	4,421,508	28,641,850	33,644,479	18,176,069

$447,357,808	$54,820,527	$112,604,203	$125,912,304	$86,564,837

$328,926,546	$42,232,734	$41,264,311	$46,956,617	$49,492,112
22,453,251	2,148,419	4,946,573	5,030,142	5,486,601
18,098,028	1,767,350	7,836,565	2,130,417	1,826,133
77,415,722	8,670,336	58,371,254	70,737,550	29,759,991
464,261	1,688	185,500	1,057,578	—

18,750,640	4,632,729	2,665,084	3,222,415	3,814,015
1,321,226	244,289	330,408	355,607	438,677
1,085,090	201,350	525,450	150,455	146,700
4,325,051	919,421	3,658,042	4,677,862	2,188,408
26,261	182	12,000	73,492	—

25,508,268	5,997,971	7,190,984	8,479,831	6,587,800

$17.54	$9.12	$15.48	$14.57	$12.98
16.99	8.79	14.97	14.15	12.51
16.68	8.78	14.91	14.16	12.45
17.90	9.43	15.96	15.12	13.60
17.68	9.26	15.46	14.39	—

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Six Months Ended February 28, 2005 (Unaudited)

European
Equity Fund

Investment Income:

Dividends(a)	$165,452
Interest (including securities lending income of $3,547, $185,592, $13,255, $30,098, $14,207 and $0, respectively)	7,337

Total income	172,789

Expenses:

Management fees	149,272
Distribution and Service fees(b)	41,638
Custody and accounting fees	83,712
Transfer Agent fees(b)	23,309
Registration fees	28,261
Printing fees	23,346
Professional fees	18,549
Trustee fees	7,674
Service Share fees	297
Other	1,304

Total expenses	377,362

Less — expense reductions	(147,914)

Net expenses	229,448

NET INVESTMENT INCOME (LOSS)	(56,659)

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	3,390,776
Futures transactions	3,048
Foreign currency related transactions	81,819
Net change in unrealized gain (loss) on:
Investments	2,639,603
Futures	(3,372)
Translation of assets and liabilities denominated in foreign currencies	6,579

Net realized and unrealized gain on investment, futures and foreign currency related transactions	6,118,453

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,061,794

(a)	For the European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, foreign taxes withheld on dividends were $14,404, $159,597, $16,263, $24,041, $126,101 and $111,842, respectively.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

European Equity	$24,650	$12,173	$4,815	$18,734	$2,313	$915	$1,323	$24
International Equity	393,440	113,435	84,338	299,014	21,553	16,024	14,906	101
Japanese Equity	48,166	9,873	8,230	36,606	1,876	1,564	1,617	—
International Growth Opportunities	37,103	18,461	32,969	28,198	3,508	6,264	8,862	41
Emerging Markets Equity	44,378	19,260	6,499	33,727	3,659	1,235	10,936	152
Asia Growth	53,030	23,840	8,454	40,303	4,530	1,606	4,467	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia
Equity Fund	Equity Fund	Opportunities Fund	Equity Fund	Growth Fund

$2,115,743	$229,603	$406,190	$919,735	$642,263
229,162	13,336	59,543	21,541	14,251

2,344,905	242,939	465,733	941,276	656,514

2,146,723	251,208	490,502	576,554	356,092
591,213	66,269	88,533	70,137	85,324
170,373	73,614	109,448	129,250	141,011
351,598	41,663	46,873	49,709	50,906
36,280	28,047	28,134	27,014	28,351
23,346	23,346	23,346	23,346	21,411
34,407	18,631	19,242	26,351	18,549
7,674	7,674	7,674	7,674	7,674
1,264	4	513	1,895	—
50,890	2,961	3,651	3,580	6,807

3,413,768	513,417	817,916	915,510	716,125

(121,683)	(125,808)	(174,374)	(49,525)	(166,232)

3,292,085	387,609	643,542	865,985	549,893

(947,180)	(144,670)	(177,809)	75,291	106,621

15,873,071	(202,300)	5,013,079	9,654,199	4,872,380
515,464	(15,066)	70,662	—	—
2,379,164	28,423	(14,387)	(53,802)	(15,598)
65,237,587	3,020,841	17,857,541	23,362,898	11,169,515
—	—	62,235	—	—
1,657,243	97	(3,386)	(21,034)	(14,586)

85,662,529	2,831,995	22,985,744	32,942,261	16,011,711

$84,715,349	$2,687,325	$22,807,935	$33,017,552	$16,118,332

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	European Equity Fund

	For the Six Months Ended February 28, 2005 (Unaudited)	For the Year Ended August 31, 2004

From operations:

Net investment income (loss)	$(56,659)	$123,576
Net realized gain (loss) on investment, futures and foreign currency related transactions	3,475,643	5,164,186
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	2,642,810	929,630

Net increase in net assets resulting from operations	6,061,794	6,217,392

Distributions to shareholders:

From net investment income
Class A Shares	(149,242)	(185,590)
Class B Shares	(12,031)	(11,847)
Class C Shares	(2,586)	(6,377)
Institutional Shares	(99,974)	(34,063)
Service Shares	(1,581)	(18)

Total distributions to shareholders	(265,414)	(237,895)

From share transactions:

Proceeds from sales of shares	5,830,728	12,184,736
Reinvestment of dividends and distributions	239,309	216,807
Cost of shares repurchased	(6,788,527)(a)	(29,733,709)

Net increase (decrease) in net assets resulting from share transactions	(718,490)	(17,332,166)

TOTAL INCREASE (DECREASE)	5,077,890	(11,352,669)

Net assets:

Beginning of period	27,293,742	38,646,411

End of period	$32,371,632	$27,293,742

Accumulated undistributed net investment income (loss)	$(30,910)	$291,163

(a)	Net of $29, $960 and $4,076 redemption fees remitted to the European Equity, International Equity and Japanese Equity Funds, respectively.
(b)	Net of $1,309 and $111 redemption fees remitted for the International Equity and Japanese Equity Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International Equity Fund				Japanese Equity Fund

For the				For the
Six Months				Six Months
Ended		For the		Ended		For the
February 28, 2005		Year Ended		February 28, 2005		Year Ended
(Unaudited)		August 31, 2004		(Unaudited)		August 31, 2004

$(947,180)		$1,104,001		$(144,670)		$(422,926)
18,767,699		79,971,342		(188,943)		6,993,143
66,894,830		(5,007,233)		3,020,938		(2,641,267)

84,715,349		76,068,110		2,687,325		3,928,950

(6,635,665)		(14,756,927)		—		(15,317)
(386,046)		(1,145,958)		—		—
(323,999)		(669,750)		—		—
(1,814,461)		(6,012,132)		—		(40,005)
(9,587)		(35,988)		—		(2)

(9,169,758)		(22,620,755)		—		(55,324)

33,607,921		127,821,358		14,124,718		70,794,622
7,693,816		18,403,323		—		44,738
(83,202,794	)(a)	(337,172,045	) (b)	(16,744,413	)(a)	(47,446,094	) (b)

(41,901,057)		(190,947,364)		(2,619,695)		23,393,266

33,644,534		(137,500,009)		67,630		27,266,892

413,713,274		551,213,283		54,752,897		27,486,005

$447,357,808		$413,713,274		$54,820,527		$54,752,897

$747,863		$10,864,801		$(197,467)		$(52,797)

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets (continued)

	International Growth Opportunities Fund

	For the Six Months Ended February 28, 2005 (Unaudited)		For the Year Ended August 31, 2004

From operations:

Net investment income (loss)	$(177,809)		$658,640
Net realized gain on investment, futures and foreign currency related transactions	5,069,354		15,373,445
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	17,916,390		2,085,877

Net increase in net assets resulting from operations	22,807,935		18,117,962

Distributions to shareholders:

From net investment income
Class A Shares	(179,767)		(51,812)
Class B Shares	(19,347)		(969)
Class C Shares	(57,850)		—
Institutional Shares	(550,369)		(227,660)
Service Shares	(2,894)		(220)

Total distributions to shareholders	(810,227)		(280,661)

From share transactions:

Proceeds from sales of shares	24,446,046		36,876,781
Reinvestment of dividends and distributions	668,677		223,028
Cost of shares repurchased	(6,319,099	)(a)	(44,686,943	) (b)

Net increase (decrease) in net assets resulting from share transactions	18,795,624		(7,587,134)

TOTAL INCREASE (DECREASE)	40,793,332		10,250,167

Net assets:

Beginning of period	71,810,871		61,560,704

End of period	$112,604,203		$71,810,871

Accumulated undistributed net investment income (loss)	$(365,166)		$622,870

(a)	Net of $302 and $147 redemption fees remitted to the International Growth Opportunities and Asia Growth Funds, respectively.
(b)	Net of $2, $153 and $49 redemption fees remitted for the International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Emerging Markets Equity Fund			Asia Growth Fund

For the			For the
Six Months			Six Months
Ended	For the		Ended		For the
February 28, 2005	Year Ended		February 28, 2005		Year Ended
(Unaudited)	August 31, 2004		(Unaudited)		August 31, 2004

$75,291	$529,438		$106,621		$495,271
9,600,397	23,265,409		4,856,782		5,499,746
23,341,864	(12,139,415)		11,154,929		(2,369,885)

33,017,552	11,655,432		16,118,332		3,625,132

(41,158)	(116,835)		(251,824)		(277,789)
—	(3,850)		(5,793)		(11,047)
—	—		(1,061)		(5,672)
(328,140)	(341,969)		(211,272)		(64,254)
(1,770)	(2,427)		—		—

(371,068)	(465,081)		(469,950)		(358,762)

21,180,847	41,910,166		17,919,723		67,594,910
368,752	460,268		428,249		304,547
(8,563,962)	(78,501,250	) (b)	(13,527,269	)(a)	(47,701,526	) (b)

12,985,637	(36,130,816)		4,820,703		20,197,931

45,632,121	(24,940,465)		20,469,085		23,464,301

80,280,183	105,220,648		66,095,752		42,631,451

$125,912,304	$80,280,183		$86,564,837		$66,095,752

$(445,864)	$(150,087)		$(289,791)		$73,538

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

February 28, 2005 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended, (the “Act”) as an open-end management investment company. The Trust includes the Goldman Sachs European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds (collectively the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service (Service Shares of Asia Growth Fund have not commenced operations).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a foreign securities exchange are valued daily at fair value determined by an independent service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates.

     Investments in securities and investment companies traded on a U.S. securities exchange or the NASDAQ system or for investments in securities traded on a foreign securities exchange for which an independent service is not available are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available or are deemed to be inaccurate by the Investment Adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
     Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for estimated capital gains taxes on foreign securities held by the Funds, which are subject to such taxes.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily, to each class of shares of the Funds, based upon the relative proportion of net assets of each class.

C. Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code (“the Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income or net realized gain on investment transactions, or from paid-in capital.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of interest, dividends and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on securities and derivative instruments are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and derivative instruments, but are included with the net realized and unrealized gain or loss on securities and derivative instruments. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized appreciation/depreciation on foreign currency related transactions.

F. Segregation Transactions — As set forth in the prospectus, certain Funds may enter into derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. The Funds record realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At February 28, 2005, the International Equity and Emerging Markets Equity Funds had segregated sufficient cash and/or securities to cover any commitments under these contracts.

H. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the fluctuations in the value of the contracts, and are recorded for financial reporting

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2005 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
     The use of futures contracts involve, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“GSAMI”), an affiliate of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Funds. Under the Agreement, GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAMI is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of each Funds average daily net assets. Effective January 1, 2005, GSAMI has entered into a fee reduction commitment with the Trust to reduce the contractual Management Fee of the International Growth Opportunities Fund from 1.20% of the Fund’s average daily net assets to the contractual annual rate listed below. Prior to January 1, 2005, GSAMI had voluntarily waived a portion of its Management Fee of the International Growth Opportunities Fund equal to 0.10% of the Fund’s average daily net assets.
     Additionally, the investment adviser has voluntarily agreed to limit “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agency fees, taxes, Service Share fees, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any.
     For the six months ended February 28, 2005, the Funds’ Management Fees and Other Expense limitations as an annual percentage rate of average daily net assets is as follows:

	Management	Expense
Fund	Fee	Limitation

European Equity	1.00%	0.104%

International Equity	1.00	0.104

Japanese Equity	1.00	0.114

International Growth Opportunities	1.10	0.104

Emerging Markets Equity	1.20	0.354

Asia Growth	1.00	0.164

     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of each Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or Authorized Dealers are entitled to receive, under the Plans, a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of the Funds’ average daily net assets attributable to Class B and Class C Shares.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS (continued)
     Goldman Sachs serves as the distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended February 28, 2005, Goldman Sachs advised the Funds that it retained approximately the following amounts:

		Contingent Deferred
		Sales Charge
	Sales Load
Fund	Class A	Class B	Class C

European Equity	$800	$—	$—

International Equity	16,300	—	—

Japanese Equity	1,700	—	—

International Growth Opportunities	11,800	—	—

Emerging Markets Equity	4,000	100	—

Asia Growth	4,000	200	—

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares.

     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These Plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount up to on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net asset value of the Service Shares.
     For the six months ended February 28, 2005, the Funds’ investment adviser has voluntarily agreed to reimburse certain operating expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. Goldman Sachs, as Transfer Agent, voluntarily made a payment to the Funds related to certain earnings credits that reduced transfer agent fees. These expense reductions were as follows (in thousands):

		Other	Transfer
	Management	Expense	Agent	Custody	Total Expense
Fund	Fee Waiver	Reimbursements	Credit	Fee Reduction	Reductions

European Equity	$—	$147	$1	$—	$148

International Equity	—	100	22	—	122

Japanese Equity	—	126	—	—	126

International Growth Opportunities	26	147	1	—	174

Emerging Markets Equity	—	47	2	1	50

Asia Growth	—	165	1	—	166

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2005 (Unaudited)

3. AGREEMENTS (continued)
     As of February 28, 2005, the amounts owed to affiliates were as follows (in thousands):

				Over
	Management	Distribution and	Transfer	Reimbursement of
Fund	Fees	Service Fees	Agent Fees	“Other Expenses”	Total

European Equity	$24	$6	$4	$—	$34

International Equity	333	91	55	14	493

Japanese Equity	41	11	7	—	59

International Growth Opportunities	91	17	9	—	117

Emerging Markets Equity	108	13	9	—	130

Asia Growth	62	14	9	—	85

4. PORTFOLIO SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2005, were as follows:

Fund	Purchases	Sales and Maturities

European Equity	$14,390,244	$15,818,482

International Equity	68,612,786	127,209,158

Japanese Equity	19,797,684	23,233,414

International Growth Opportunities	43,679,160	26,491,963

Emerging Markets Equity	63,594,632	51,404,869

Asia Growth	29,356,594	28,005,661

     For the six months ended February 28, 2005, Goldman Sachs earned approximately $1,200, $11,200, $1,600, $15,800, and $12,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the European Equity, International Equity, Japanese Equity, International Growth Opportunities and Asia Growth Funds, respectively.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

5. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (BGA) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs. In accordance with the Funds’ securities lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended February 28, 2005, are reported parenthetically on the Statements of Operations. The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management L.P. (“GSAM”), for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     The table below details the following items as of or for the six months ended February 28, 2005:

			Earnings of BGA	Earnings Received	Amount Payable to
		Cash Collateral	Relating to Securities	From Lending to	Goldman Sachs
	Market Value of	Received for Loans	Loaned for the	Goldman Sachs for	Upon Return of
	Securities on Loan as of	Outstanding as of	Six Months Ended	the Six Months Ended	Securities Loaned as of
Fund	February 28, 2005	February 28, 2005	February 28, 2005	February 28, 2005	February 28, 2005

European Equity	$643,639	$696,000	$619	$—	$—

International Equity	34,517,381	36,037,975	32,746	21,257	9,388,490

Japanese Equity	2,228,802	2,351,929	2,339	5,905	350,939

International Growth Opportunities	13,339,033	14,008,943	5,311	7,143	543,816

Emerging Markets Equity	6,406,165	6,461,700	2,502	770	—

6. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the six months ended February 28, 2005, the Funds did not have any borrowings under this facility.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

February 28, 2005 (Unaudited)

7. ADDITIONAL TAX INFORMATION

As of the Funds’ most recent fiscal year end, August 31, 2004, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

				International	Emerging
Capital loss carryforward[1]	European	International	Japanese	Growth	Markets
Year	Equity	Equity	Equity	Opportunities	Equity	Asia Growth

2005	$—	$—	$—	$—	$—	$(1,884,772)
2006	—	—	—	—	—	(62,653,847)
2007	—	—	—	—	—	(2,489,328)
2009	—	(4,358,148)	—	—	—	(3,727,234)
2010	(17,749,195)	(192,154,207)	(19,739,612)	(100,139,554)	(11,729,593)	(15,182,667)
2011	(14,916,016)	(317,735,173)	(5,228,295)	(51,047,001)	(6,947,758)	(525,255)
2012	(2,492,920)	(69,572,929)	(1,408,407)	—	—	—

Total capital loss carryforward	$(35,158,131)	$(583,820,457)	$(26,376,314)	$(151,186,555)	$(18,677,351)	$(86,463,103)
Timing differences (post October losses)	$—	$—	$(62,292)	$—	$(149,534)	$(66,362)

[1]	At August 31, 2004 (tax year end), the Funds had a capital loss carryforward for U.S. federal tax purposes. The year and amount of expiration for each capital loss carryforward is indicated above. Expiration occurs on August 31 of the year indicated.

     At February 28, 2005, the Funds’ aggregate security unrealized gains and losses based on a cost for U.S. federal income tax purposes was as follows:

				International	Emerging
	European	International	Japanese	Growth	Markets
	Equity	Equity	Equity	Opportunities	Equity	Asia Growth

Tax Cost	$28,405,398	$361,582,781	$52,666,104	$97,986,349	$101,379,839	$68,183,954

Gross unrealized gain	4,675,180	123,118,410	4,699,997	29,407,802	31,713,757	16,982,464
Gross unrealized loss	(51,878)	(743,728)	(901,065)	(1,326,768)	(472,515)	(689,839)

Net unrealized security gain	$4,623,302	$122,374,682	$3,798,932	$28,081,034	$31,241,242	$16,292,625

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales.

8. OTHER MATTERS

As of February 28, 2005 the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Emerging Markets Equity Fund with amounts greater than 5% (as a percentage of outstanding shares) as follows:

	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Growth and Income	Growth Strategy	Aggressive Growth
Fund	Strategy Portfolio	Portfolio	Strategy Portfolio

Emerging Markets Equity	13%	14%	9%

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

8. OTHER MATTERS (continued)

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against GSAM and certain related parties, including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSAM, Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The amended complaint alleges violations of the Act, the Investment Advisers Act of 1940 and New York General Business Law. The consolidated and amended complaint also asserts claims involving common law breach of fiduciary duty, aiding and abetting breach of fiduciary duty and unjust enrichment. The consolidated and amended complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds; and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The consolidated and amended complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to occur. The consolidated and amended complaint also alleges GSAM used 12b-1 fees for improper purposes and made improper use of soft dollars. Based on currently available information, GSAM believes that the likelihood that the purported class action lawsuits will have a material adverse financial impact on the Funds is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

     In addition, on March 10, 2005, Jeanne and Don Masden filed a purported class action lawsuit in the United States District Court for the Southern District of New York against Goldman Sachs Group, Inc., GSAM, Goldman Sachs, the Trustees of the Trust and John Doe Defendants (collectively the “Defendants”). The lawsuit amends a previously-filed complaint, and alleges that the Defendants breached their fiduciary duties and duties of care owed under federal and state law by failing to ensure that equity securities held by Goldman Sachs Funds participated in class action settlements for which they were eligible. Plaintiffs seek compensatory damages, disgorgement of the fees paid to the investment advisers and punitive damages. Based on currently available information, GSAM believes that the likelihood that the pending purported class action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect its ability to provide investment management services to its clients, including the Goldman Sachs Funds.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2005 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS

Share activity for the six months ended February 28, 2005 is as follows:

	European Equity Fund		International Equity Fund

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	84,660	$919,298	1,673,934	$27,276,718
Reinvestment of dividends and distributions	11,418	129,821	365,938	5,942,838
Shares converted from Class B(a)	—	—	93,031	1,499,958
Shares repurchased	(181,342)	(2,054,856)	(3,831,403)	(62,502,155)

	(85,264)	(1,005,737)	(1,698,500)	(27,782,641)

Class B Shares
Shares sold	41,967	451,491	44,946	698,725
Reinvestment of dividends and distributions	1,023	11,277	22,653	357,007
Shares converted to Class A(a)	—	—	(96,001)	(1,499,958)
Shares repurchased	(31,258)	(332,927)	(299,353)	(4,662,652)

	11,732	129,841	(327,755)	(5,106,878)

Class C Shares
Shares sold	3,664	38,976	139,401	2,169,343
Reinvestment of dividends and distributions	217	2,394	18,593	287,637
Shares repurchased	(19,812)	(208,284)	(188,133)	(2,938,457)

	(15,931)	(166,914)	(30,139)	(481,477)

Institutional Shares
Shares sold	369,619	4,376,971	207,229	3,440,381
Reinvestment of dividends and distributions	8,351	95,789	66,378	1,099,217
Shares repurchased	(361,412)	(4,192,460)	(786,421)	(12,900,145)

	16,558	280,300	(512,814)	(8,360,547)

Service Shares
Shares sold	3,822	43,992	1,395	22,754
Reinvestment of dividends and distributions	3	28	435	7,117
Shares repurchased	—	—	(12,161)	(199,385)

	3,825	44,020	(10,331)	(169,514)

NET INCREASE (DECREASE)	(69,080)	$(718,490)	(2,579,539)	$(41,901,057)

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

		International Growth		Emerging Markets
Japanese Equity Fund		Opportunities Fund		Equity Fund		Asia Growth Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

1,190,348	$10,552,388	904,962	$12,752,186	802,785	$10,227,528	449,949	$5,441,887
—	—	12,311	165,585	3,236	39,509	18,532	217,380
—	—	125	1,515	5,492	56,846	8,173	91,866
(1,034,035)	(8,995,653)	(286,925)	(3,912,357)	(464,132)	(5,750,573)	(382,411)	(4,475,126)

156,313	1,556,735	630,473	9,006,929	347,381	4,573,310	94,243	1,276,007

29,443	251,387	125,008	1,690,743	100,373	1,242,288	103,791	1,135,832
—	—	1,309	17,045	—	—	485	5,490
—	—	(129)	(1,515)	(5,645)	(56,846)	(8,486)	(91,866)
(21,222)	(180,003)	(84,438)	(1,078,635)	(30,594)	(365,939)	(63,368)	(692,430)

8,221	71,384	41,750	627,638	64,134	819,503	32,422	357,026

31,273	267,976	32,969	450,068	65,096	805,646	4,536	51,238
—	—	4,375	56,790	—	—	87	985
(28,157)	(236,860)	(20,314)	(267,107)	(6,566)	(74,978)	(15,652)	(175,177)

3,116	31,116	17,030	239,751	58,530	730,668	(11,029)	(122,954)

338,936	3,052,967	648,484	9,539,489	651,256	8,643,984	897,710	11,290,766
—	—	30,851	426,974	25,910	328,022	16,644	204,394
(835,813)	(7,331,897)	(69,546)	(965,657)	(179,480)	(2,341,453)	(678,492)	(8,184,536)

(496,877)	(4,278,930)	609,789	9,000,806	497,686	6,630,553	235,862	3,310,624

—	—	1,041	13,560	21,345	261,401	—	—
—	—	170	2,283	101	1,221	—	—
—	—	(6,895)	(95,343)	(2,635)	(31,019)	—	—

—	—	(5,684)	(79,500)	18,811	231,603	—	—

(329,227)	$(2,619,695)	1,293,358	$18,795,624	986,542	$12,985,637	351,498	$4,820,703

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)
February 28, 2005 (Unaudited)

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended August 31, 2004 is as follows:

	European Equity Fund		International Equity Fund

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	841,685	$7,815,487	5,973,104	$88,905,100
Reinvestment of dividends and distributions	18,156	169,760	918,846	13,148,864
Shares converted from Class B(a)	—	—	19,748	300,564
Shares repurchased	(3,113,025)	(28,348,376)	(9,813,917)	(146,112,696)

	(2,253,184)	(20,363,129)	(2,902,219)	(43,758,168)

Class B Shares
Shares sold	49,596	457,582	91,156	1,342,449
Reinvestment of dividends and distributions	1,206	10,976	74,329	1,033,915
Shares converted to Class A(a)	—	—	(20,363)	(300,564)
Shares repurchased	(40,714)	(377,563)	(526,155)	(7,635,633)

	10,088	90,995	(381,033)	(5,559,833)

Class C Shares
Shares sold	20,324	193,067	326,251	4,666,778
Reinvestment of dividends and distributions	614	5,584	41,693	570,777
Shares repurchased	(29,772)	(285,447)	(329,118)	(4,728,384)

	(8,834)	(86,796)	38,826	509,171

Institutional Shares
Shares sold	370,276	3,615,000	2,170,025	32,708,033
Reinvestment of dividends and distributions	3,224	30,468	248,545	3,621,293
Shares repurchased	(79,779)	(722,323)	(11,919,465)	(177,602,101)

	293,721	2,923,145	(9,500,895)	(141,272,775)

Service Shares
Shares sold	10,097	103,600	13,474	198,998
Reinvestment of dividends and distributions	2	19	1,978	28,474
Shares repurchased	—	—	(73,796)	(1,093,231)

	10,099	103,619	(58,344)	(865,759)

NET INCREASE (DECREASE)	(1,948,110)	$(17,332,166)	(12,803,665)	$(190,947,364)

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

		International Growth		Emerging Markets
Japanese Equity Fund		Opportunities Fund		Equity Fund		Asia Growth Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

6,115,775	$52,375,941	2,658,400	$29,250,382	2,227,874	$23,603,421	3,781,072	$38,803,252
1,536	12,025	4,451	46,560	11,308	112,514	22,093	226,894
—	—	302	3,662	697	7,211	4,375	44,015
(4,224,846)	(35,217,504)	(3,864,976)	(42,822,357)	(2,046,635)	(21,862,403)	(3,831,406)	(38,648,172)

1,892,465	17,170,462	(1,201,823)	(13,521,753)	193,244	1,860,743	(23,866)	425,989

89,106	735,366	198,162	2,189,493	175,823	1,809,837	180,229	1,873,294
—	—	80	811	359	3,488	1,008	10,015
—	—	(311)	(3,662)	(716)	(7,211)	(4,538)	(44,015)
(69,247)	(574,306)	(52,117)	(573,974)	(44,300)	(452,087)	(122,802)	(1,214,734)

19,859	161,060	145,814	1,612,668	131,166	1,354,027	53,897	624,560

93,350	761,857	362,219	4,100,424	68,722	743,207	93,054	930,066
—	—	—	—	—	—	516	5,101
(143,607)	(1,163,506)	(37,746)	(411,899)	(85,786)	(835,683)	(70,873)	(678,005)

(50,257)	(401,649)	324,473	3,688,525	(17,064)	(92,476)	22,697	257,162

1,927,233	16,921,458	96,647	1,153,362	1,341,567	15,178,478	2,268,203	25,988,298
4,064	32,713	16,247	175,463	33,124	341,839	5,823	62,537
(1,178,868)	(10,490,778)	(71,490)	(839,051)	(5,431,606)	(55,138,171)	(643,326)	(7,160,615)

752,429	6,463,393	41,404	489,774	(4,056,915)	(39,617,854)	1,630,700	18,890,220

—	—	15,170	183,120	54,899	575,223	—	—
—	—	18	194	247	2,427	—	—
—	—	(3,518)	(39,662)	(20,913)	(212,906)	—	—

—	—	11,670	143,652	34,233	364,744	—	—

2,614,496	$23,393,266	(678,462)	$(7,587,134)	(3,715,336)	$(36,130,816)	1,683,428	$20,197,931

 GOLDMAN SACHS EUROPEAN EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(b)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2005 - A	$9.93	$(0.02)	$2.26	$2.24	$(0.08)	$—	$(0.08)
2005 - B	9.62	(0.06)	2.19	2.13	(0.05)	—	(0.05)
2005 - C	9.62	(0.06)	2.21	2.15	(0.03)	—	(0.03)
2005 - Institutional	10.07	— (c)	2.30	2.30	(0.16)	—	(0.16)
2005 - Service	9.93	(0.02)	2.25	2.23	(0.15)	—	(0.15)
FOR THE YEARS ENDED AUGUST 31,

2004 - A	8.23	0.02	1.75	1.77	(0.07)	—	(0.07)
2004 - B	8.01	(0.01)	1.67	1.66	(0.05)	—	(0.05)
2004 - C	8.02	(0.01)	1.67	1.66	(0.06)	—	(0.06)
2004 - Institutional	8.36	0.16	1.68	1.84	(0.13)	—	(0.13)
2004 - Service	8.25	0.06	1.72	1.78	(0.10)	—	(0.10)

2003 - A	7.64	0.04	0.55	0.59	— (c)	—	— (c)
2003 - B	7.48	0.02	0.51	0.53	—	—	—
2003 - C	7.48	0.02	0.52	0.54	—	—	—
2003 - Institutional	7.80	0.07	0.58	0.65	(0.09)	—	(0.09)
2003 - Service	7.70	0.07	0.54	0.61	(0.06)	—	(0.06)

2002 - A	9.31	0.01	(1.40)	(1.39)	—	(0.28)	(0.28)
2002 - B	9.17	(0.02)	(1.39)	(1.41)	—	(0.28)	(0.28)
2002 - C	9.18	(0.01)	(1.41)	(1.42)	—	(0.28)	(0.28)
2002 - Institutional	9.46	0.07	(1.45)	(1.38)	—	(0.28)	(0.28)
2002 - Service	9.38	0.06	(1.46)	(1.40)	—	(0.28)	(0.28)

2001 - A	13.82	(0.02)	(2.93)	(2.95)	—	(1.56)	(1.56)
2001 - B	13.69	(0.07)	(2.89)	(2.96)	—	(1.56)	(1.56)
2001 - C	13.72	(0.07)	(2.91)	(2.98)	—	(1.56)	(1.56)
2001 - Institutional	14.00	0.08	(3.00)	(2.92)	(0.06)	(1.56)	(1.62)
2001 - Service	13.86	0.02	(2.94)	(2.92)	—	(1.56)	(1.56)

2000 - A	11.75	—	2.78	2.78	—	(0.71)	(0.71)
2000 - B	11.71	(0.04)	2.73	2.69	—	(0.71)	(0.71)
2000 - C	11.72	(0.04)	2.75	2.71	—	(0.71)	(0.71)
2000 - Institutional	11.82	0.10	2.79	2.89	—	(0.71)	(0.71)
2000 - Service	11.76	0.01	2.80	2.81	—	(0.71)	(0.71)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of		Ratio of		Ratio of
		Net assets	Ratio of		net investment		total		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$12.09	22.63%	$20,827	1.54	% (d)	(0.39	)%(d)	2.53	%(d)	(1.38	)%(d)	50%
11.70	22.21	2,779	2.29	(d)	(1.14	)(d)	3.28	(d)	(2.13	)(d)	50
11.74	22.25	1,001	2.29	(d)	(1.14	)(d)	3.28	(d)	(2.13	)(d)	50
12.21	22.98	7,596	1.14	(d)	0.04	(d)	2.13	(d)	(0.95	)(d)	50
12.01	22.49	169	1.64	(d)	(0.45	)(d)	2.63	(d)	(1.44	)(d)	50

9.93	21.52	17,947	1.74		0.25		2.66		(0.67)		51
9.62	20.81	2,172	2.29		(0.05)		3.21		(0.97)		51
9.62	20.86	974	2.29		(0.09)		3.21		(1.01)		51
10.07	22.16	6,099	1.14		1.55		2.06		0.63		51
9.93	21.66	102	1.64		0.60		2.56		(0.32)		51

8.23	7.74	33,429	1.82		0.61		2.89		(0.46)		131
8.01	7.23	1,727	2.32		0.21		3.39		(0.86)		131
8.02	7.09	882	2.32		0.26		3.39		(0.81)		131
8.36	8.49	2,606	1.17		0.98		2.24		(0.09)		131
8.25	7.96	2	1.67		0.98		2.74		(0.09)		131

7.64	(15.31)	37,017	1.81		0.16		2.54		(0.57)		88
7.48	(15.88)	1,737	2.31		(0.21)		3.04		(0.94)		88
7.48	(15.86)	629	2.31		(0.17)		3.04		(0.90)		88
7.80	(14.95)	5,238	1.16		0.82		1.89		0.09		88
7.70	(15.29)	2	1.66		0.64		2.39		(0.09)		88

9.31	(23.47)	90,347	1.79		(0.16)		2.17		(0.54)		110
9.17	(23.80)	2,727	2.29		(0.63)		2.67		(1.01)		110
9.18	(23.89)	1,195	2.29		(0.64)		2.67		(1.02)		110
9.46	(22.94)	10,713	1.14		0.71		1.52		0.33		110
9.38	(23.16)	2	1.64		0.14		2.02		(0.24)		110

13.82	24.04	139,966	1.79		0.02		2.17		(0.36)		98
13.69	23.32	4,538	2.29		(0.27)		2.67		(0.65)		98
13.72	23.48	1,482	2.29		(0.26)		2.67		(0.64)		98
14.00	24.85	14,630	1.14		0.70		1.52		0.32		98
13.86	24.28	2	1.64		0.09		2.02		(0.29)		98

 GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset	Net				In excess
	value,	investment	Net realized	Total from	From net	of net	From net
	beginning	income	and unrealized	investment	investment	investment	realized	Total
Year - Share Class	of period	(loss)(b)	gain (loss)	operations	income	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2005 - A	$14.73	$(0.04)	$3.19	$3.15	$(0.34)	$—	$—	$(0.34)
2005 - B	14.26	(0.09)	3.08	2.99	(0.26)	—	—	(0.26)
2005 - C	14.03	(0.09)	3.03	2.94	(0.29)	—	—	(0.29)
2005 - Institutional	15.05	— (c)	3.26	3.26	(0.41)	—	—	(0.41)
2005 - Service	14.82	(0.04)	3.21	3.17	(0.31)	—	—	(0.31)
FOR THE YEARS ENDED AUGUST 31,

2004 - A	13.41	0.03	1.95	1.98	(0.66)	—	—	(0.66)
2004 - B	13.02	(0.06)	1.90	1.84	(0.60)	—	—	(0.60)
2004 - C	12.83	(0.05)	1.86	1.81	(0.61)	—	—	(0.61)
2004 - Institutional	13.70	0.09	2.01	2.10	(0.75)	—	—	(0.75)
2004 - Service	13.38	0.02	1.96	1.98	(0.54)	—	—	(0.54)

2003 - A	12.97	0.03	0.56	0.59	(0.15)	—	—	(0.15)
2003 - B	12.61	(0.02)	0.53	0.51	(0.10)	—	—	(0.10)
2003 - C	12.46	(0.01)	0.51	0.50	(0.13)	—	—	(0.13)
2003 - Institutional	13.32	0.10	0.58	0.68	(0.30)	—	—	(0.30)
2003 - Service	13.00	0.06	0.55	0.61	(0.23)	—	—	(0.23)

2002 - A	15.64	— (c)	(2.61)	(2.61)	(0.06)	—	—	(0.06)
2002 - B	15.23	(0.06)	(2.56)	(2.62)	—	—	—	—
2002 - C	15.05	(0.06)	(2.53)	(2.59)	—	—	—	—
2002 - Institutional	16.09	0.13	(2.72)	(2.59)	(0.18)	—	—	(0.18)
2002 - Service	15.71	0.04	(2.64)	(2.60)	(0.11)	—	—	(0.11)

2001 - A	23.59	(0.02)	(5.80)	(5.82)	—	—	(2.13)	(2.13)
2001 - B	23.14	(0.12)	(5.66)	(5.78)	—	—	(2.13)	(2.13)
2001 - C	22.89	(0.11)	(5.60)	(5.71)	—	—	(2.13)	(2.13)
2001 - Institutional	24.06	0.11	(5.95)	(5.84)	—	—	(2.13)	(2.13)
2001 - Service	23.65	0.02	(5.83)	(5.81)	—	—	(2.13)	(2.13)

2000 - A	23.12	(0.03)	3.41	3.38	(0.10)	(0.24)	(2.57)	(2.91)
2000 - B	22.73	(0.16)	3.38	3.22	(0.07)	(0.17)	(2.57)	(2.81)
2000 - C	22.54	(0.14)	3.35	3.21	(0.09)	(0.20)	(2.57)	(2.86)
2000 - Institutional	23.49	0.14	3.46	3.60	(0.14)	(0.32)	(2.57)	(3.03)
2000 - Service	23.14	(0.01)	3.45	3.44	(0.11)	(0.25)	(2.57)	(2.93)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$17.54	21.60%	$328,927	1.53	%(d)	(0.44	)%(d)	1.59	%(d)	(0.50	)%(d)	16%
16.99	21.15	22,453	2.28	(d)	(1.18	)(d)	2.34	(d)	(1.24	)(d)	16
16.68	21.15	18,098	2.28	(d)	(1.20	)(d)	2.34	(d)	(1.26	)(d)	16
17.90	21.86	77,416	1.13	(d)	(0.05	)(d)	1.19	(d)	(0.11	)(d)	16
17.68	21.59	464	1.63	(d)	(0.54	)(d)	1.69	(d)	(0.60	)(d)	16

14.73	14.88	301,190	1.74		0.17		1.81		0.10		78
14.26	14.23	23,515	2.29		(0.39)		2.36		(0.46)		78
14.03	14.26	15,643	2.29		(0.36)		2.36		(0.43)		78
15.05	15.53	72,823	1.14		0.63		1.21		0.56		78
14.82	14.90	542	1.64		0.12		1.71		0.05		78

13.41	4.69	313,197	1.80		0.29		1.87		0.22		62
13.02	4.17	26,438	2.30		(0.18)		2.37		(0.25)		62
12.83	4.17	13,814	2.30		(0.12)		2.37		(0.19)		62
13.70	5.39	196,494	1.15		0.82		1.22		0.75		62
13.38	4.93	1,270	1.65		0.52		1.72		0.45		62

12.97	(16.76)	503,843	1.80		0.01		1.86		(0.05)		118
12.61	(17.20)	32,317	2.30		(0.43)		2.36		(0.49)		118
12.46	(17.21)	13,832	2.30		(0.40)		2.36		(0.46)		118
13.32	(16.22)	409,736	1.15		0.90		1.21		0.84		118
13.00	(16.63)	5,122	1.65		0.25		1.71		0.19		118

15.64	(26.49)	1,068,155	1.79		(0.10)		1.83		(0.14)		63
15.23	(26.86)	49,019	2.29		(0.64)		2.33		(0.68)		63
15.05	(26.85)	17,665	2.29		(0.62)		2.33		(0.66)		63
16.09	(26.03)	292,298	1.14		0.57		1.18		0.53		63
15.71	(26.41)	5,621	1.64		0.12		1.68		0.08		63

23.59	14.68	1,343,869	1.79		(0.12)		1.84		(0.17)		80
23.14	14.20	80,274	2.29		(0.65)		2.34		(0.70)		80
22.89	14.28	22,031	2.29		(0.59)		2.34		(0.64)		80
24.06	15.45	325,161	1.14		0.54		1.19		0.49		80
23.65	15.00	3,789	1.64		(0.02)		1.69		(0.07)		80

 GOLDMAN SACHS JAPANESE EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset					In excess
	value,	Net	Net realized	Total from	From net	of net	From net
	beginning	investment	and unrealized	investment	investment	investment	realized	Total
Year - Share Class	of period	loss(b)	gains (loss)	operations	income	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2005 - A	$8.61	$(0.02)	$0.53	$0.51	$—	$—	$—	$—
2005 - B	8.34	(0.06)	0.51	0.45	—	—	—	—
2005 - C	8.32	(0.06)	0.52	0.46	—	—	—	—
2005 - Institutional	8.89	(0.02)	0.56	0.54	—	—	—	—
2005 - Service	8.75	(0.03)	0.54	0.51	—	—	—	—
FOR THE YEARS ENDED AUGUST 31,

2004 - A	7.39	(0.08)	1.31	1.23	(0.01)	—	—	(0.01)
2004 - B	7.19	(0.13)	1.28	1.15	—	—	—	—
2004 - C	7.18	(0.13)	1.27	1.14	—	—	—	—
2004 - Institutional	7.62	(0.03)	1.34	1.31	(0.04)	—	—	(0.04)
2004 - Service	7.47	(0.04)	1.33	1.29	(0.01)	—	—	(0.01)

2003 - A	7.70	(0.06)	(0.25)	(0.31)	—	—	—	—
2003 - B	7.55	(0.09)	(0.27)	(0.36)	—	—	—	—
2003 - C	7.53	(0.09)	(0.26)	(0.35)	—	—	—	—
2003 - Institutional	7.90	(0.02)	(0.26)	(0.28)	—	—	—	—
2003 - Service	7.77	(0.04)	(0.26)	(0.30)	—	—	—	—

2002 - A	8.82	(0.09)	(0.95)	(1.04)	—	—	(0.08)	(0.08)
2002 - B	8.69	(0.13)	(0.93)	(1.06)	—	—	(0.08)	(0.08)
2002 - C	8.67	(0.13)	(0.93)	(1.06)	—	—	(0.08)	(0.08)
2002 - Institutional	9.00	(0.04)	(0.98)	(1.02)	—	—	(0.08)	(0.08)
2002 - Service	8.88	(0.07)	(0.96)	(1.03)	—	—	(0.08)	(0.08)

2001 - A	15.77	(0.14)	(5.80)	(5.94)	—	—	(1.01)	(1.01)
2001 - B	15.63	(0.20)	(5.73)	(5.93)	—	—	(1.01)	(1.01)
2001 - C	15.58	(0.19)	(5.71)	(5.90)	—	—	(1.01)	(1.01)
2001 - Institutional	15.96	(0.08)	(5.87)	(5.95)	—	—	(1.01)	(1.01)
2001 - Service	15.83	(0.11)	(5.83)	(5.94)	—	—	(1.01)	(1.01)

2000 - A	16.24	(0.20)	1.67	1.47	—	(0.21)	(1.73)	(1.94)
2000 - B	16.14	(0.28)	1.68	1.40	—	(0.18)	(1.73)	(1.91)
2000 - C	16.16	(0.28)	1.64	1.36	—	(0.21)	(1.73)	(1.94)
2000 - Institutional	16.36	(0.09)	1.67	1.58	—	(0.25)	(1.73)	(1.98)
2000 - Service	16.22	(0.16)	1.65	1.49	—	(0.15)	(1.73)	(1.88)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end	net expenses		loss to		total expenses		loss to		Portfolio
value, end	Total	of period	to average		average		to average		average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.12	5.92%	$42,233	1.55	%(c)	(0.55	)%(c)	2.05	%(c)	(1.05	)%(c)	39%
8.79	5.52	2,149	2.30	(c)	(1.34	)(c)	2.80	(c)	(1.84	)(c)	39
8.78	5.53	1,767	2.30	(c)	(1.34	)(c)	2.80	(c)	(1.84	)(c)	39
9.43	6.07	8,670	1.15	(c)	(0.38	)(c)	1.65	(c)	(0.88	)(c)	39
9.26	5.83	2	1.65	(c)	(0.59	)(c)	2.15	(c)	(1.09	)(c)	39

8.61	16.58	38,544	1.73		(0.92)		2.34		(1.53)		111
8.34	15.99	1,969	2.30		(1.57)		2.91		(2.18)		111
8.32	15.88	1,650	2.30		(1.55)		2.91		(2.16)		111
8.89	17.32	12,588	1.15		(0.28)		1.76		(0.89)		111
8.75	17.27	2	1.65		(0.47)		2.26		(1.08)		111

7.39	(4.03)	19,088	1.84		(0.91)		3.15		(2.22)		115
7.19	(4.77)	1,556	2.34		(1.40)		3.65		(2.71)		115
7.18	(4.65)	1,784	2.34		(1.40)		3.65		(2.71)		115
7.62	(3.54)	5,057	1.19		(0.34)		2.50		(1.65)		115
7.47	(3.86)	1	1.69		(0.54)		3.00		(1.85)		115

7.70	(11.84)	16,863	1.83		(1.11)		3.19		(2.47)		98
7.55	(12.25)	1,807	2.33		(1.59)		3.69		(2.95)		98
7.53	(12.28)	2,389	2.33		(1.60)		3.69		(2.96)		98
7.90	(11.38)	6,480	1.18		(0.45)		2.54		(1.81)		98
7.77	(11.65)	1	1.68		(0.88)		3.04		(2.24)		98

8.82	(39.60)	19,289	1.80		(1.19)		2.29		(1.68)		75
8.69	(39.90)	2,281	2.30		(1.67)		2.79		(2.16)		75
8.67	(39.84)	2,242	2.30		(1.65)		2.79		(2.14)		75
9.00	(39.16)	2,285	1.15		(0.64)		1.64		(1.13)		75
8.88	(39.44)	2	1.65		(0.94)		2.14		(1.43)		75

15.77	8.47	69,741	1.74		(1.20)		2.10		(1.56)		61
15.63	8.12	5,783	2.24		(1.67)		2.60		(2.03)		61
15.58	7.82	4,248	2.24		(1.66)		2.60		(2.02)		61
15.96	9.14	27,768	1.09		(0.53)		1.45		(0.89)		61
15.83	8.65	3	1.59		(0.94)		1.95		(1.30)		61

 GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(b)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2005 - A	$12.00	$(0.04)	$3.60	$3.56	$(0.08)	$—	$(0.08)
2005 - B	11.65	(0.09)	3.48	3.39	(0.07)	—	(0.07)
2005 - C	11.64	(0.08)	3.46	3.38	(0.11)	—	(0.11)
2005 - Institutional	12.43	(0.01)	3.72	3.71	(0.18)	—	(0.18)
2005 - Service	12.06	(0.03)	3.59	3.56	(0.16)	—	(0.16)
FOR THE YEARS ENDED AUGUST 31,

2004 - A	9.22	0.08	2.71	2.79	(0.01)	—	(0.01)
2004 - B	8.99	0.02	2.65	2.67	(0.01)	—	(0.01)
2004 - C	8.98	(0.01)	2.67	2.66	—	—	—
2004 - Institutional	9.55	0.13	2.83	2.96	(0.08)	—	(0.08)
2004 - Service	9.29	0.09	2.73	2.82	(0.05)	—	(0.05)

2003 - A	7.96	— (c)	1.26	1.26	—	—	—
2003 - B	7.81	(0.03)	1.21	1.18	—	—	—
2003 - C	7.80	(0.03)	1.21	1.18	—	—	—
2003 - Institutional	8.20	0.06	1.29	1.35	—	—	—
2003 - Service	8.01	0.03	1.25	1.28	—	—	—

2002 - A	9.81	(0.07)	(1.78)	(1.85)	—	—	—
2002 - B	9.66	(0.11)	(1.74)	(1.85)	—	—	—
2002 - C	9.66	(0.11)	(1.75)	(1.86)	—	—	—
2002 - Institutional	10.03	(0.01)	(1.82)	(1.83)	—	—	—
2002 - Service	9.85	(0.04)	(1.80)	(1.84)	—	—	—

2001 - A	16.12	(0.12)	(5.21)	(5.33)	—	(0.98)	(0.98)
2001 - B	15.98	(0.18)	(5.16)	(5.34)	—	(0.98)	(0.98)
2001 - C	15.97	(0.17)	(5.16)	(5.33)	—	(0.98)	(0.98)
2001 - Institutional	16.37	(0.05)	(5.31)	(5.36)	—	(0.98)	(0.98)
2001 - Service	16.16	(0.10)	(5.23)	(5.33)	—	(0.98)	(0.98)

2000 - A	13.24	(0.12)	3.52	3.40	—	(0.52)	(0.52)
2000 - B	13.19	(0.18)	3.49	3.31	—	(0.52)	(0.52)
2000 - C	13.19	(0.19)	3.49	3.30	—	(0.52)	(0.52)
2000 - Institutional	13.35	(0.03)	3.57	3.54	—	(0.52)	(0.52)
2000 - Service	13.24	(0.10)	3.54	3.44	—	(0.52)	(0.52)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$15.48	30.10%	$41,264	1.64	%(d)	(0.56	)%(d)	2.05	%(d)	(0.97	)%(d)	31%
14.97	29.55	4,947	2.39	(d)	(1.31	)(d)	2.80	(d)	(1.72	)(d)	31
14.91	29.57	7,837	2.39	(d)	(1.24	)(d)	2.80	(d)	(1.65	)(d)	31
15.96	30.42	58,371	1.24	(d)	(0.13	)(d)	1.65	(d)	(0.54	)(d)	31
15.46	30.03	185	1.74	(d)	(0.40	)(d)	2.15	(d)	(0.81	)(d)	31

12.00	30.33	24,420	1.85		0.70		2.43		0.12		99
11.65	29.66	3,362	2.39		0.17		2.97		(0.41)		99
11.64	29.62	5,918	2.39		(0.05)		2.97		(0.63)		99
12.43	31.07	37,898	1.24		1.12		1.82		0.54		99
12.06	30.38	213	1.74		0.73		2.32		0.15		99

9.22	15.83	29,846	1.91		0.02		2.66		(0.73)		87
8.99	15.11	1,285	2.41		(0.38)		3.16		(1.13)		87
8.98	15.13	1,653	2.41		(0.44)		3.16		(1.19)		87
9.55	16.46	28,721	1.26		0.83		2.01		0.08		87
9.29	15.98	56	1.76		0.34		2.51		(0.41)		87

7.96	(18.86)	51,188	2.03		(0.77)		2.37		(1.11)		56
7.81	(19.15)	1,171	2.53		(1.22)		2.87		(1.56)		56
7.80	(19.25)	1,377	2.53		(1.23)		2.87		(1.57)		56
8.20	(18.25)	41,175	1.38		(0.12)		1.72		(0.46)		56
8.01	(18.68)	25	1.88		(0.49)		2.22		(0.83)		56

9.81	(34.26)	161,849	2.05		(1.02)		2.13		(1.10)		64
9.66	(34.64)	1,709	2.55		(1.51)		2.63		(1.59)		64
9.66	(34.60)	1,826	2.55		(1.47)		2.63		(1.55)		64
10.03	(33.90)	82,850	1.40		(0.38)		1.48		(0.46)		64
9.85	(34.17)	8	1.90		(0.86)		1.98		(0.94)		64

16.12	26.26	327,697	2.05		(0.79)		2.22		(0.96)		73
15.98	25.66	2,827	2.55		(1.16)		2.72		(1.33)		73
15.97	25.58	3,672	2.55		(1.23)		2.72		(1.40)		73
16.37	27.12	187,075	1.40		(0.19)		1.57		(0.36)		73
16.16	26.57	3	1.90		(0.63)		2.07		(0.80)		73

 GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	From net
	beginning	income	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	(loss)(b)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2005 - A	$10.49	$— (c)	$4.09	$4.09	$(0.01)	$—	$(0.01)
2005 - B	10.19	(0.05)	4.01	3.96	—	—	—
2005 - C	10.22	(0.04)	3.98	3.94	—	—	—
2005 - Institutional	10.92	0.02	4.26	4.28	(0.08)	—	(0.08)
2005 - Service	10.38	(0.01)	4.05	4.04	(0.03)	—	(0.03)
FOR THE YEARS ENDED AUGUST 31,

2004 - A	9.14	0.04	1.35	1.39	(0.04)	—	(0.04)
2004 - B	8.91	(0.01)	1.31	1.30	(0.02)	—	(0.02)
2004 - C	8.92	(0.02)	1.32	1.30	—	—	—
2004 - Institutional	9.49	0.09	1.42	1.51	(0.08)	—	(0.08)
2004 - Service	9.06	0.06	1.33	1.39	(0.07)	—	(0.07)

2003 - A	7.14	0.03	1.97	2.00	—	—	—
2003 - B	7.00	(0.01)	1.92	1.91	—	—	—
2003 - C	7.01	(0.01)	1.92	1.91	—	—	—
2003 - Institutional	7.37	0.08	2.04	2.12	—	—	—
2003 - Service	7.07	0.04	1.95	1.99	—	—	—

2002 - A	7.21	(0.04)	(0.03)	(0.07)	—	—	—
2002 - B	7.09	(0.08)	(0.01)	(0.09)	—	—	—
2002 - C	7.11	(0.08)	(0.02)	(0.10)	—	—	—
2002 - Institutional	7.38	0.01	(0.02)	(0.01)	—	—	—
2002 - Service	7.12	(0.06)	0.01	(0.05)	—	—	—

2001 - A	10.83	0.01	(3.27)	(3.26)	—	(0.36)	(0.36)
2001 - B	10.72	(0.02)	(3.25)	(3.27)	—	(0.36)	(0.36)
2001 - C	10.75	(0.03)	(3.25)	(3.28)	—	(0.36)	(0.36)
2001 - Institutional	11.02	0.05	(3.33)	(3.28)	—	(0.36)	(0.36)
2001 - Service	10.63	0.08	(3.23)	(3.15)	—	(0.36)	(0.36)

2000 - A	9.26	(0.05)	1.62	1.57	—	—	—
2000 - B	9.21	(0.11)	1.62	1.51	—	—	—
2000 - C	9.24	(0.10)	1.61	1.51	—	—	—
2000 - Institutional	9.37	0.01	1.64	1.65	—	—	—
2000 - Service	9.05	0.01	1.57	1.58	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	of period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$14.57	38.96%	$46,957	1.99	%(d)	(0.03	)%(d)	2.09	%(d)	(0.13	)%(d)	53%
14.15	38.53	5,030	2.74	(d)	(0.82	)(d)	2.84	(d)	(0.92	)(d)	53
14.16	38.45	2,130	2.74	(d)	(0.71	)(d)	2.84	(d)	(0.81	)(d)	53
15.12	39.20	70,737	1.59	(d)	0.37	(d)	1.69	(d)	0.27	(d)	53
14.39	38.86	1,058	2.09	(d)	(0.15	)(d)	2.19	(d)	(0.25	)(d)	53

10.49	15.20	30,159	2.18		0.36		2.33		0.21		150
10.19	14.68	2,971	2.74		(0.13)		2.89		(0.28)		150
10.22	14.70	939	2.74		(0.22)		2.89		(0.37)		150
10.92	15.91	45,644	1.59		0.82		1.74		0.67		150
10.38	15.36	567	2.09		0.56		2.24		0.41		150

9.14	28.01	24,504	2.25		0.40		2.42		0.23		82
8.91	27.29	1,428	2.75		(0.10)		2.92		(0.27)		82
8.92	27.10	972	2.75		(0.18)		2.92		(0.35)		82
9.49	28.77	78,132	1.60		1.07		1.77		0.90		82
9.06	28.15	185	2.10		0.52		2.27		0.35		82

7.14	(0.97)	22,442	2.25		(0.51)		2.56		(0.82)		104
7.00	(1.27)	1,351	2.75		(1.03)		3.06		(1.34)		104
7.01	(1.41)	706	2.75		(1.04)		3.06		(1.35)		104
7.37	(0.14)	66,920	1.60		0.13		1.91		(0.18)		104
7.07	(0.70)	50	2.10		(0.93)		2.41		(1.24)		104

7.21	(30.55)	33,827	2.24		0.11		2.49		(0.14)		139
7.09	(30.97)	1,498	2.74		(0.29)		2.99		(0.54)		139
7.11	(30.98)	656	2.74		(0.41)		2.99		(0.66)		139
7.38	(30.20)	74,483	1.59		0.63		1.84		0.38		139
7.12	(30.08)	8	1.55		0.97		2.34		0.18		139

10.83	16.95	64,279	2.11		(0.49)		2.30		(0.68)		125
10.72	16.40	2,187	2.61		(1.00)		2.80		(1.19)		125
10.75	16.34	1,304	2.61		(0.96)		2.80		(1.15)		125
11.02	17.61	145,774	1.46		0.13		1.65		(0.06)		125
10.63	17.46	2	1.96		0.14		2.15		(0.05)		125

 GOLDMAN SACHS ASIA GROWTH FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions to
		investment operations			shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net	Net asset
	beginning	income	and unrealized	investment	investment	value, end	Total
Year - Share Class	of period	(loss)(b)	gain (loss)	operations	income	of period	return(a)

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2005 - A	$10.47	$0.01	$2.57	$2.58	$(0.07)	$12.98	25.09%
2005 - B	10.08	(0.03)	2.47	2.44	(0.01)	12.51	24.65
2005 - C	10.03	(0.03)	2.46	2.43	(0.01)	12.45	24.60
2005 - Institutional	11.00	0.04	2.69	2.73	(0.13)	13.60	25.29
FOR THE YEARS ENDED AUGUST 31,

2004 - A	9.37	0.06	1.11	1.17	(0.07)	10.47	12.53
2004 - B	9.04	0.01	1.06	1.07	(0.03)	10.08	11.85
2004 - C	9.00	0.01	1.06	1.07	(0.04)	10.03	11.89
2004 - Institutional	9.82	0.20	1.09	1.29	(0.11)	11.00	13.21

2003 - A	8.65	0.07	0.65	0.72	—	9.37	8.20
2003 - B	8.39	0.02	0.63	0.65	—	9.04	7.62
2003 - C	8.37	0.03	0.60	0.63	—	9.00	7.53
2003 - Institutional	8.97	0.21	0.64	0.85	—	9.82	9.35

2002 - A	8.07	0.06	0.52	0.58	—	8.65	7.18
2002 - B	7.87	0.01	0.51	0.52	—	8.39	6.73
2002 - C	7.85	0.02	0.50	0.52	—	8.37	6.62
2002 - Institutional	8.32	0.12	0.53	0.65	—	8.97	7.80

2001 - A	11.16	0.04	(3.13)	(3.09)	—	8.07	(27.53)
2001 - B	10.91	— (c)	(3.04)	(3.04)	—	7.87	(27.80)
2001 - C	10.88	(0.01)	(3.02)	(3.03)	—	7.85	(27.78)
2001 - Institutional	11.41	0.13	(3.22)	(3.09)	—	8.32	(26.93)

2000 - A	11.07	(0.05)	0.14	0.09	—	11.16	0.72
2000 - B	10.88	(0.11)	0.14	0.03	—	10.91	0.18
2000 - C	10.85	(0.11)	0.14	0.03	—	10.88	0.18
2000 - Institutional	11.24	0.01	0.16	0.17	—	11.41	1.42

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND

					Ratios assuming no
					expense reductions

			Ratio of				Ratio of
Net assets	Ratio of		net investment		Ratio of		net investment
at end	net expenses		income (loss)		total expenses		income (loss)		Portfolio
of period	to average		to average		to average		to average		turnover
(in 000s)	net assets		net assets		net assets		net assets		rate

$49,492	1.60	%(d)	0.23	%(d)	2.07	%(d)	(0.24	)%(d)	39%
5,487	2.35	(d)	(0.55	)(d)	2.82	(d)	(1.02	)(d)	39
1,826	2.35	(d)	(0.54	)(d)	2.82	(d)	(1.01	)(d)	39
29,760	1.20	(d)	0.69	(d)	1.67	(d)	0.22	(d)	39

38,943	1.79		0.62		2.40		0.01		105
4,096	2.35		0.08		2.96		(0.53)		105
1,582	2.35		0.06		2.96		(0.55)		105
21,475	1.20		1.74		1.81		1.13		105

35,070	1.89		0.87		3.34		(0.58)		224
3,185	2.39		0.32		3.84		(1.13)		224
1,215	2.39		0.38		3.84		(1.07)		224
3,161	1.24		2.65		2.69		1.20		224

29,635	1.87		0.70		3.17		(0.60)		161
3,101	2.37		0.17		3.67		(1.13)		161
1,055	2.37		0.23		3.67		(1.07)		161
4,068	1.22		1.35		2.52		0.05		161

33,854	1.85		0.41		2.57		(0.31)		314
3,645	2.35		(0.04)		3.07		(0.76)		314
1,010	2.35		(0.07)		3.07		(0.79)		314
3,055	1.20		1.41		1.92		0.69		314

86,458	1.85		(0.39)		2.30		(0.84)		207
6,849	2.35		(0.91)		2.80		(1.36)		207
2,265	2.35		(0.91)		2.80		(1.36)		207
5,236	1.20		0.12		1.65		(0.33)		207

Fund Expenses (Unaudited) — Six Month Period Ended February 28, 2005

          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2004 through February 28, 2005.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	European Equity Fund				International Equity Fund				Japanese Equity Fund

				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	9/1/04	2/28/05		2/28/05*	9/1/04	2/28/05		2/28/05*	9/1/04	2/28/05		2/28/05*

Class A
Actual	$1,000	$1,226.30		$8.50	$1,000	$1,216.00		$8.43	$1,000	$1,059.20		$7.93
Hypothetical 5% return	1,000	1,017.16	+	7.70	1,000	1,017.19	+	7.67	1,000	1,017.09	+	7.77

Class B
Actual	1,000	1,222.10		12.62	1,000	1,211.50		12.52	1,000	1,055.20		11.74
Hypothetical 5% return	1,000	1,013.44	+	11.44	1,000	1,013.47	+	11.40	1,000	1,013.37	+	11.50

Class C
Actual	1,000	1,222.50		12.61	1,000	1,211.50		12.52	1,000	1,055.30		11.74
Hypothetical 5% return	1,000	1,013.44	+	11.43	1,000	1,013.47	+	11.40	1,000	1,013.37	+	11.50

Institutional
Actual	1,000	1,229.80		6.30	1,000	1,218.60		6.24	1,000	1,060.70		5.88
Hypothetical 5% return	1,000	1,019.14	+	5.71	1,000	1,019.17	+	5.68	1,000	1,019.09	+	5.76

Service
Actual	1,000	1,224.90		9.06	1,000	1,215.90		8.96	1,000	1,058.30		8.40
Hypothetical 5% return	1,000	1,016.65	+	8.21	1,000	1,016.70	+	8.16	1,000	1,016.64	+	8.23

[Additional columns below]

[Continued from above table, first column(s) repeated]

	International Growth Opportunities Fund				Emerging Markets Equity Fund				Asia Growth Fund

				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended
Share Class	9/1/04	2/28/05		2/28/05*	9/1/04	2/28/05		2/28/05*	9/1/04	2/28/05		2/28/05*

Class A
Actual	$1,000	$1,301.00		$9.37	$1,000	$1,389.60		$11.78	$1,000	$1,250.90		$8.94
Hypothetical 5% return	1,000	1,016.65	+	8.22	1,000	1,014.93	+	9.94	1,000	1,016.85	+	8.01

Class B
Actual	1,000	1,295.50		13.60	1,000	1,385.30		16.21	1,000	1,246.50		13.10
Hypothetical 5% return	1,000	1,012.94	+	11.93	1,000	1,011.21	+	13.66	1,000	1,013.13	+	11.74

Class C
Actual	1,000	1,295.70		13.60	1,000	1,384.50		16.22	1,000	1,246.00		13.09
Hypothetical 5% return	1,000	1,012.94	+	11.93	1,000	1,011.19	+	13.68	1,000	1,013.14	+	11.73

Institutional
Actual	1,000	1,304.20		7.09	1,000	1,392.00		9.42	1,000	1,252.90		6.71
Hypothetical 5% return	1,000	1,018.64	+	6.21	1,000	1,016.92	+	7.95	1,000	1,018.84	+	6.01

Service
Actual	1,000	1,300.30		9.91	1,000	1,388.60		12.39	N/A **	N/A	**	N/A **
Hypothetical 5% return	1,000	1,016.18	+	8.68	1,000	1,014.42	+	10.45

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 2/28/05. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. The expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

European Equity	1.54%	2.29%	2.29%	1.14%	1.64%
International Equity	1.53	2.28	2.28	1.13	1.63
Japanese Equity	1.55	2.30	2.30	1.15	1.65
International Growth Opportunities	1.64	2.39	2.39	1.24	1.74
Emerging Markets Equity	1.99	2.74	2.74	1.59	2.09
Asia Growth	1.60	2.35	2.35	1.20	N/A

**	No service shares of the Asia Growth Fund were outstanding during the period.
+	Hypothetical expenses are based on each Fund’s actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

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FUNDS PROFILE Goldman Sachs Funds THE GOLDMAN SACHS ADVANTAGE Our goal is to deliver: Strong, Consistent Investment Results Global Resources and Global Research Team Approach Disciplined Processes Innovative, Value-Added Investment Products Thoughtful Solutions Risk Management Outstanding Client Service Dedicated Service Teams Excellence and Integrity Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets. Today, Goldman Sachs Asset Management, L.P. and other units of the Investment Management Division of Goldman Sachs serve a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $451.3 billion in assets under management as of December 31, 2004 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers. GOLDMAN SACHS FUNDS In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations. MONEY MARKET FIXED INCOME DOMESTIC EQUITY INTERNATIONAL EQUITY Lower Risk/Return Higher Risk/Return ASSET ALLOCATION PORTFOLIOS SPECIALTY International Equity Funds Asia Growth Fund Emerging Markets Equity Fund International Growth Opportunities Fund Japanese Equity Fund European Equity Fund International Equity Fund CORESM International Equity Fund Domestic Equity Funds Small Cap Value Fund CORESM Small Cap Equity Fund Mid Cap Value Fund Concentrated Growth Fund Growth Opportunities Fund Research Select FundSM Strategic Growth Fund Capital Growth Fund Large Cap Value Fund Growth and Income Fund CORESM Large Cap Growth Fund CORESM Large Cap Value Fund CORESM U.S. Equity Fund Specialty Funds Tollkeeper FundSM CORESM Tax-Managed Equity Fund Real Estate Securities Fund Asset Allocation Funds Balanced Fund Asset Allocation Portfolios Fixed Income Funds Emerging Markets Debt Fund High Yield Fund High Yield Municipal Fund Global Income Fund Investment Grade Credit Fund Core Fixed Income Fund U.S. Mortgages Fund Municipal Income Fund Government Income Fund Short Duration Tax-Free Fund Short Duration Government Fund Ultra-Short Duration Government Fund Enhanced Income Fund Money Market Funds1 1 An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. The Goldman Sachs Research Select FundSM, Tollkeeper FundSM and CORESM are registered service marks of Goldman, Sachs & Co.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov. The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005 TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke GOLDMAN, SACHS & CO. Distributor and Transfer Agent GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL, L.P. Investment Adviser OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Howard B. Surloff, Secretary GOLDMAN SACHS INTERNATIONAL Christchurch Court 10-15 Newgate Street London, England EC1A 7HD Visit our Web site at www.gs.com/funds to obtain the most recent month-end returns The Funds are subject to the risk of rising and falling stock prices. In recent years, the U.S. stock market has experienced substantial price volatility. The European Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity, and Asia Growth Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to their investment in IPOs, which may have a magnified impact due to the Funds’ small asset bases. As the Funds’ assets grow, it is probable that the effect of the Funds’ investment in IPOs on their total returns may not be as significant. Stocks of smaller and mid-capitalization companies are often more volatile and present greater risks than stocks of larger companies. At times, the Goldman Sachs International Growth Opportunities Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all. The Japanese Equity Fund’s investment in Japanese securities will be particularly subject to the risks of adverse social, political and economic events which occur in Japan or affect Japanese markets. The Asia Growth Fund may invest in any other country in the Asia region (other than Japan) to the extent foreign investors are permitted by law to make such investments. Although securities of Japanese companies are also eligible for the Fund, the portfolio managers do not currently intend to invest in them. Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the International Equity, European Equity, International Growth Opportunities and Emerging Markets Equity Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all. Concentration of the Fund’s assets in one or a few countries (or a particular geographic area) and currencies will subject a fund to greater risks than if a fund’s assets were not geographically concentrated. Holdings and allocations shown are unaudited, and may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus for the Funds. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds. Copyright 2005 Goldman, Sachs & Co. All rights reserved. Date of first use: April 29, 2005 / 05-610 INTLSAR / 32K / 04-05

ITEM 2.	CODE OF ETHICS. — Not applicable to the Semi-Annual Report for the period ended February 28, 2005

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT. — Not applicable to the Semi-Annual Report for the period ended February 28, 2005

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES. — Not applicable to the Semi-Annual Report for the period ended February 28, 2005

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as enhanced as described below, were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

(b)	During the filing period of this report, the Registrant enhanced its control environment to ensure the increased tracking and filing of class action claims with respect to securities owned by the Funds and the recognition of gain contingencies on the financial statements. See the footnotes to the financial statements of the CORE Large Cap Growth Fund and Growth and Income Fund regarding related receivables for these Funds. Fund management has discussed these matters with the Registrant’s Audit Committee and auditors.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 9, 2005

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 9, 2005